UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10555

PIMCO Corporate & Income Strategy Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Semiannual Report

April 30, 2015

PIMCO Corporate & Income Strategy Fund

PIMCO Income Opportunity Fund

Letter from the Chairman of the Board & President

Dear Shareholder:

Even though portions of the U.S. economy were resilient and the unemployment rate declined, longer-term Treasury yields moved lower during the reporting period. Against this backdrop, the overall U.S. bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 2.06% during the reporting period. Over the same period, the U.S. dollar appreciated versus most other major currencies. This was partially due to expectations that the Federal Reserve would start raising interest rates during the second half of 2015.

For the six-month reporting period ended April 30, 2015

After first expanding, the U.S. economy hit a soft patch as the reporting period progressed. Looking back, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 5.0% annual pace during the third quarter of 2014 — its strongest growth rate since the third quarter of 2003. GDP then expanded at an annual pace of 2.2% during the fourth quarter of 2014. Decelerating growth was partially attributed to an upturn in imports and moderating federal government spending. According to the Commerce Department’s second estimate released on May 29, 2015, GDP contracted at an annual pace of 0.7% for the first quarter of 2015. This was attributed to negative contributions from exports, nonresidential fixed investment and state and local government spending. In addition, consumer spending decelerated, as it grew a modest 1.8% during the first quarter of 2015 versus 4.4% for the fourth quarter of 2014.

Federal Reserve (“Fed”) monetary policy remained accommodative during the reporting period. However, the central bank appeared to be moving closer to raising interest rates for the first time since 2006. As expected, following its meeting in October 2014, the Fed announced that it had concluded its asset purchase program. Then, at its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. Finally, at its meeting in April, the Fed said that it “…anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”

Outlook

PIMCO’s baseline view is that the U.S. is on track for solid growth in the range of 2.5% to 3% in 2015. This outlook reflects the firm’s expectation for robust consumption growth, supported by a strengthening labor market and a boost to real income from low commodity prices. However, against this positive outlook for consumption, PIMCO is weighing the potential negatives of sluggish export growth held back by the stronger U.S. dollar, as well as the likelihood that capital expenditure

2	PIMCO CLOSED-END FUNDS

spending will be held back by a slowdown in investment in the energy sector. While PIMCO believes that headline inflation may briefly turn negative due to the year-over-year decline in oil prices, the firm expects core inflation to bottom out near current levels and to rebound later in 2015. In terms of the Fed, PIMCO believes that the central bank will likely commence a rate hike cycle later this year. That said, in PIMCO’s view, this hiking cycle will differ from previous Fed rate hike cycles both in terms of pace — slower — and in terms of the destination — lower.

Overseas, PIMCO expects low oil prices, a weak euro and European Central Bank quantitative easing to be tailwinds for the Eurozone economy, with GDP growth around 1.5% over the next 12 months. The firm believes that inflation in the Eurozone will move back up from around -0.5% currently to 1% or so in a year’s time. In Japan, PIMCO anticipates GDP growth of around 1.5% and core inflation at about 1%.

In the following pages of this PIMCO Closed-End Funds Semiannual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the six-month reporting period ended April 30, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at pimco.com/investments to learn more about our views and global thought leadership.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President/Principal Executive Officer

SEMIANNUAL REPORT	APRIL 30, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, however, in applying certain of a Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection

4	PIMCO CLOSED-END FUNDS

through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of

SEMIANNUAL REPORT	APRIL 30, 2015	5

Important Information About the Funds (Cont.)

the lender and may not benefit from any set-off between the lender and the borrower. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage- related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset- backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate

6	PIMCO CLOSED-END FUNDS

securities, an increase) in market interest rates will adversesly affect the income received from such securities and the NAV of the Funds’ shares.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation- indexed security risk,

SEMIANNUAL REPORT	APRIL 30, 2015	7

Important Information About the Funds (Cont.)

senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event- linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Common Share Average Annual Total Return table and Common Share Cumulative Returns (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Fund Name	Commencement of Operations
PIMCO Corporate & Income Strategy Fund	12/21/01
PIMCO Income Opportunity Fund	11/30/07

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at

(844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com/investments.

8	PIMCO CLOSED-END FUNDS

Updated portfolio holdings information about a Fund will be available at www.pimco.com/investments approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	APRIL 30, 2015	9

PIMCO Corporate & Income Strategy Fund	Symbol on NYSE - PCN

Allocation Breakdown†

Corporate Bonds & Notes	34.4%
Mortgage-Backed Securities	33.0%
Short-Term Instruments	15.5%
Municipal Bonds & Notes	6.0%
Asset-Backed Securities	4.2%
Other	6.9%

†	% of Investments, at value as of 04/30/15

Fund Information (as of April 30, 2015)(1)

Market Price	$15.64
NAV	$15.04
Premium/(Discount) to NAV	3.99%
Market Price Distribution Yield (2)	8.63%
NAV Distribution Yield (2)	8.98%
Regulatory Leverage Ratio (3)	22.93%

Average Annual Total Return for the period ended April 30, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/21/2001)
Market Price	3.51%	4.88%	12.98%	12.70%	11.88%
NAV	3.22%	8.47%	14.11%	12.64%	12.51%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with a secondary objective of capital preservation and appreciation.

»

The Fund’s overall duration positioning was a major contributor to performance. In particular, a long exposure to U.S. interest rates was beneficial, as intermediate- and longer-term rates declined during the reporting period. However, payer swaps at the long end of the curve mitigated these gains.

»

An allocation to non-agency mortgage-backed securities (“MBS”) contributed to performance as the asset class saw price appreciation during the reporting period. An improving U.S. housing market, driven by continued recovery in home prices, as well as favorable demand relative to supply, supported the sector. Holdings of select interest-only agency mortgage obligations added to returns, driven by the recent slowdown of prepayments.

»

An allocation to the banking sector via investments in junior parts of the capital structure was additive to performance, given continued improvement in business fundamentals and broad deleveraging imposed by regulators.

»

An exposure to high yield corporate bonds was positive for performance, despite spreads widening during the reporting period. Attractive income generated by high yield securities helped offset negative price action. The Fund’s exposure to select raw material and utility credits added to performance.

»

Timely addition of Russian debt at the end of 2014 contributed to performance. Russian assets have rallied thus far in 2015, as robust local demand, stabilization in the country’s geopolitical issues and higher energy prices helped to improve investor sentiment.

»	The Fund’s exposure to select taxable municipal securities weighed on performance, in part due to additional supply pressures and negative broader credit headlines (including related to Puerto Rico).

»	The Fund’s exposure to local Brazilian debt has detracted from performance as Brazilian interest rates have increased over the reporting period.

SEMIANNUAL REPORT	APRIL 30, 2015	11

PIMCO Income Opportunity Fund	Symbol on NYSE - PKO

Allocation Breakdown†

Corporate Bonds & Notes	33.3%
Mortgage-Backed Securities	28.1%
Asset-Backed Securities	26.5%
Bank Loan Obligations	3.6%
Short-Term Instruments	3.5%
Other	5.0%

†	% of Investments, at value as of 04/30/15

Fund Information (as of April 30, 2015)(1)

Market Price	$26.39
NAV	$26.14
Premium/Discount	0.96%
Market Price Distribution Yield (2)	8.64%
NAV Distribution Yield (2)	8.72%
Regulatory Leverage Ratio (3)	40.82%

Average Annual Total Return for the period ended April 30, 2015
	6 Month*	1 Year	5 Year	Commencement of Operations (11/30/2007)
Market Price	7.67%	5.53%	13.88%	12.85%
NAV	2.09%	6.13%	13.82%	13.49%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO Income Opportunity Fund’s primary investment objective is to seek current income as a primary focus and also capital appreciation.

»

An allocation to non-agency mortgage-backed securities (“MBS”) was a major contributor to positive returns as the asset class saw price appreciation during the reporting period. An improving U.S. housing market, driven by continued recovery in home prices, as well as favorable demand relative to supply, supported the sector.

»

An allocation to the banking sector via investments in junior parts of the capital structure was additive to performance, given continued improvement in business fundamentals and broad deleveraging imposed by regulators.

»

An exposure to high yield corporate bonds was positive for performance, despite spreads widening during the reporting period. Attractive income generated by high yield securities helped offset negative price action. The Fund’s exposure to select raw material, media and pipeline credits were the largest contributors to sector performance.

»

The Fund’s overall duration positioning was a contributor to performance as intermediate and longer rates declined over the reporting period. However, strategies designed to benefit from rising rates at the long end of the yield curve mitigated these gains, resulting in modest overall positive contribution from exposure to U.S. duration.

»

An allocation to Russian debt detracted from performance during the reporting period. Despite a strong rally thus far in 2015, Russian debt sold off in 2014 given the slowdown in the Russian economy due to lower oil prices and geopolitical tensions with Ukraine.

»	Exposure to Brazilian external quasi-sovereign and corporate bonds detracted from performance due to negative credit headlines.

»	The Fund’s exposure to local Brazilian debt also detracted from performance as Brazilian interest rates increased over the reporting period.

SEMIANNUAL REPORT	APRIL 30, 2015	13

Financial Highlights

Selected Per Common Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Distributions on Preferred Shares from Net Investment Income	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income	Distributions to Common Shareholders from Net Realized Gain
PIMCO Corporate & Income Strategy Fund
04/30/2015+	$15.60	$0.49	$(0.02)	$0.47	$(0.00)^	$0.47	$(1.03)	$0.00
10/31/2014	16.04	0.99	0.87	1.86	(0.00)^	1.86	(1.35)	(0.95)
10/31/2013	15.90	1.28	0.44	1.72	(0.01)	1.71	(1.57)	0.00
10/31/2012	13.67	1.57	2.47	4.04	(0.01)	4.03	(1.80)	0.00
10/31/2011	15.51	1.72	(1.87)	(0.15)	(0.01)	(0.16)	(1.68)	0.00
10/31/2010	12.88	1.61	2.90	4.51	(0.01)	4.50	(1.87)	0.00

PIMCO Income Opportunity Fund
04/30/2015+	$28.38	$1.20	$(0.70)	$0.50	$0.00	$0.50	$(1.97)	$(0.77)
10/31/2014	28.67	2.71	(0.12)	2.59	0.00	2.59	(2.88)	0.00
10/31/2013	27.86	2.87	0.77	3.64	0.00	3.64	(2.83)	0.00
10/31/2012	24.62	2.61	3.69	6.30	0.00	6.30	(3.06)	0.00
10/31/2011	26.97	3.24	(2.20)	1.04	0.00	1.04	(3.39)	0.00
10/31/2010	21.40	3.11	4.58	7.69	0.00	7.69	(2.12)	0.00

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(d)	Interest expense primarily relates to participation in borrowing and financing transactions see Note 5 in the Notes to Financial Statements for more information.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Total Distri butions to Common Share holders	Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Invest ment Return (b)	Net Assets Applicable to Common Share holders End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (c)(d)		Ratio of Expenses to Average Net Assets Excluding Waivers (c)(d)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (c)		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers (c)		Ratio of Net Invest ment Income to Average Net Assets (c)		Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$(1.03)	$15.04	$15.64	3.51%	$581,110	0.84	%*	0.84	%*	0.84	%*	0.84	%*	5.12	%*	$110,962	27%
(2.30)	15.60	16.18	8.84	599,980	1.09		1.09		1.09		1.09		6.32		113,753	48
(1.57)	16.04	17.15	3.48	612,225	1.10		1.10		1.09		1.09		7.91		115,565	108
(1.80)	15.90	18.17	33.21	603,483	1.32		1.32		1.14		1.14		11.03		114,270	28
(1.68)	13.67	15.27	4.78	515,041	1.30		1.30		1.16		1.16		11.56		101,188	32
(1.87)	15.51	16.24	41.86	579,963	1.24		1.25		1.17		1.18		11.64		110,790	52

$(2.74)	$26.14	$26.39	7.67%	$391,039	2.36	%*	2.36	%*	1.77	%*	1.77	%*	9.18	%*	N/A	11%
(2.88)	28.38	27.26	4.39	424,632	2.01		2.01		1.65		1.65		9.44		N/A	175
(2.83)	28.67	28.90	6.81	426,561	1.93		1.93		1.66		1.66		10.03		N/A	65
(3.06)	27.86	29.85	26.98	411,976	2.29		2.29		1.86		1.86		10.38		N/A	57
(3.39)	24.62	26.45	11.68	359,909	2.44		2.44		1.93		1.93		12.40		N/A	194
(2.12)	26.97	26.92	39.51	391,730	2.36		2.36		1.86		1.86		13.07		N/A	77

SEMIANNUAL REPORT	APRIL 30, 2015	15

Statements of Assets and Liabilities

     April 30, 2015 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Strategy Fund	PIMCO Income Opportunity Fund
Assets:
Investments, at value
Investments in securities*	$738,399	$651,660
Financial Derivative Instruments
Exchange-traded or centrally cleared	945	177
Over the counter	7,668	5,537
Cash	386	0
Deposits with counterparty	5,372	2,760
Foreign currency, at value	305	147
Receivable for investments sold	18,063	25,776
Interest and dividends receivable	7,034	4,770
Other assets	3	3
	778,175	690,830
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,902	$269,751
Financial Derivative Instruments
Exchange-traded or centrally cleared	859	67
Over the counter	6,063	9,955
Payable for investments purchased	6,315	9,962
Deposits from counterparty	5,864	6,423
Distributions payable to common shareholders	4,346	2,843
Distributions payable to preferred shareholders	2	0
Overdraft due to custodian	0	173
Accrued management fees	498	528
Other liabilities	216	89
	28,065	299,791

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 6,760 issued and 0 shares issued and outstanding, respectively)	169,000	0

Net Assets Applicable to Common Shareholders	$581,110	$391,039

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0	$0
Paid in capital in excess of par	549,202	343,113
(Overdistributed) net investment income	(9,596)	(5,349)
Accumulated net realized (loss)	(1,965)	(9,770)
Net unrealized appreciation	43,469	63,045
	$581,110	$391,039

Common Shares Issued and Outstanding	38,628	14,960

Net Asset Value Per Common Share	$15.04	$26.14

Cost of Investments in securities	$707,873	$599,002

Cost of Foreign Currency Held	$304	$153

Cost or Premiums of Financial Derivative Instruments, net	$(656)	$(15,880)

* Includes repurchase agreements of:	$103,559	$1,132
†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended April 30, 2015 (Unaudited)
(Amounts in thousands†)	PIMCO Corporate & Income Strategy Fund	PIMCO Income Opportunity Fund

Investment Income:
Interest	$21,036	$21,846
Dividends	1,061	721
Total Income	22,097	22,567

Expenses:
Management fees	2,972	3,434
Auction agent fees and commissions	96	0
Trustee fees and related expenses	28	15
Interest expense	0	1,160
Auction rate preferred shares related expenses	7	0
Total Expenses	3,103	4,609

Net Investment Income	18,994	17,958

Net Realized Gain (Loss):
Investments in securities	9,032	1,786
Exchange-traded or centrally cleared financial derivative instruments	802	(12,650)
Over the counter financial derivative instruments	444	2,318
Foreign currency	131	(430)
Net Realized Gain (Loss)	10,409	(8,976)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(6,696)	(7,495)
Exchange-traded or centrally cleared financial derivative instruments	(4,863)	6,592
Over the counter financial derivative instruments	583	(48)
Foreign currency assets and liabilities	6	(725)
Net Change in Unrealized (Depreciation)	(10,970)	(1,676)
Net (Loss)	(561)	(10,652)

Net Increase in Net Assets Resulting from Operations	18,433	7,306

Distributions on Preferred Shares from Net Investment Income	(108)	0

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$18,325	$7,306

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	APRIL 30, 2015	17

Statements of Changes in Net Assets

	PIMCO Corporate & Income Strategy Fund		PIMCO Income Opportunity Fund
(Amounts in thousands†)	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
(Decrease) in Net Assets from:

Operations:
Net investment income	$18,994	$37,968	$17,958	$40,467
Net realized gain (loss)	10,409	17,611	(8,976)	18,425
Net change in unrealized appreciation (depreciation)	(10,970)	15,590	(1,676)	(20,170)
Net increase in net assets resulting from operations	18,433	71,169	7,306	38,722
Distributions on Preferred Shares from net investment income	(108)	(41)	0	0
Distributions on Preferred Shares from net realized capital gain	0	(122)	0	0
Total distributions on Preferred Shares	(108)	(163)	0	0
Net increase in net assets applicable to common shareholders resulting from operations	18,325	71,006	7,306	38,722

Distributions to Common Shareholders:
From net investment income	(39,597)	(51,774)	(29,401)	(42,972)
From net realized capital gains	0	(36,294)	(11,498)	0

Total Distributions to Common Shareholders	(39,597)	(88,068)	(40,899)	(42,972)

Common Share Transactions**:
Issued as reinvestment of distributions	2,402	4,817	0	2,321

Total (Decrease) in Net Assets	(18,870)	(12,245)	(33,593)	(1,929)

Net Assets Applicable to Common Shareholders:
Beginning of period	599,980	612,225	424,632	426,561
End of period*	$581,110	$599,980	$391,039	$424,632

* Including undistributed (overdistributed) net investment income of:	$(9,596)	$11,115	$(5,349)	$6,094

** Common Share Transactions:
Share issued as reinvestment of distributions	160	303	0	82

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statement of Cash Flows

Six Months Ended April 30, 2015 (Unaudited) (Amounts in thousands)	PIMCO Income Opportunity Fund
Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$7,269

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(61,760)
Proceeds from sales of long-term securities	146,035
Purchases of short-term portfolio investments, net	(2,473)
Decrease in deposits with counterparty	723
Decrease in receivable for investments sold	3,659
Decrease in interest and dividends receivable	2,573
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(5,805)
Decrease in over the counter financial derivative instruments	3,680
Decrease in other assets	18
(Decrease) in payable for investments purchased	(3,449)
Increase in deposits from counterparty	1,742
(Decrease) in accrued management fees	(189)
Payments on currency transactions	(336)
Increase in other liabilities	46
Net Realized (Gain) Loss
Investments in securities	(1,786)
Exchange-traded or centrally cleared financial derivative instruments	12,650
Over the counter financial derivative instruments	(2,318)
Foreign currency	430
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	7,495
Exchange-traded or centrally cleared financial derivative instruments	(6,592)
Over the counter financial derivative instruments	48
Foreign currency assets and liabilities	725
Net amortization (accretion) on investments	(1,178)
Net cash provided by operating activities	101,207

Cash flows (used for) financing activities:
(Decrease) in overdraft due to custodian	(1,682)
Cash dividend paid	(40,898)
Proceeds from reverse repurchase agreements	609,399
Payments on reverse repurchase agreements	(671,251)
Proceeds from deposits from counterparty	11,159
Payments on deposits from counterparty	(8,730)
Net cash (used for) financing activities	(102,003)
Net (Decrease) in Cash and Foreign Currency	(796)

Cash and Foreign Currency:
Beginning of period	943
End of period	$147

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$1,062

SEMIANNUAL REPORT	APRIL 30, 2015	19

Schedule of Investments PIMCO Corporate & Income Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.1%

BANK LOAN OBLIGATIONS 0.6%
Clear Channel Communications, Inc.
6.928% due 01/30/2019		$3,400	$3,261

Total Bank Loan Obligations (Cost $3,188)			3,261

CORPORATE BONDS & NOTES 43.7%

BANKING & FINANCE 22.5%
AGFC Capital Trust
6.000% due 01/15/2067		2,300	1,771
AIG Life Holdings, Inc.
7.570% due 12/01/2045		3,400	4,615
American International Group, Inc.
6.250% due 03/15/2087		1,826	2,090
8.175% due 05/15/2068		300	417
Banco do Brasil S.A.
6.250% due 04/15/2024 (e)		400	297
9.000% due 06/18/2024 (e)		2,100	1,953
9.250% due 04/15/2023 (e)		300	294
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	1,300	1,458
Barclays Bank PLC
7.625% due 11/21/2022		$3,900	4,576
Barclays PLC
8.000% due 12/15/2020 (e)	EUR	1,900	2,358
BGC Partners, Inc.
5.375% due 12/09/2019		$5,960	6,150
Citigroup, Inc.
5.950% due 05/15/2025 (e)		1,700	1,693
Credit Agricole S.A.
6.625% due 09/23/2019 (e)		21,600	21,864
7.875% due 01/23/2024 (e)		1,300	1,386
ERB Hellas PLC
4.250% due 06/26/2018	EUR	750	532
GSPA Monetization Trust
6.422% due 10/09/2029		$4,986	5,711
LBG Capital PLC
9.125% due 07/15/2020	GBP	3,100	4,949
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$8,900	12,794
Navient Corp.
5.500% due 01/15/2019		10,650	10,852
5.625% due 08/01/2033		2,648	2,171
Novo Banco S.A.
2.625% due 05/08/2017	EUR	200	221
4.750% due 01/15/2018		600	686
5.000% due 04/04/2019		298	344
5.000% due 04/23/2019		608	702
5.000% due 05/14/2019		402	463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/21/2019	EUR	225	$259
5.000% due 05/23/2019		224	258
5.875% due 11/09/2015		900	1,018
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		$5,313	5,638
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		8,300	7,989
6.125% due 02/07/2022		10,200	9,940
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	2,196	3,242
6.052% due 10/13/2039		555	903
TIG FinCo PLC
8.500% due 03/02/2020		252	404
8.750% due 04/02/2020		1,427	2,212
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$8,900	8,611

			130,821

INDUSTRIALS 14.5%
Anadarko Petroleum Corp.
7.000% due 11/15/2027		3,460	4,086
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		3,350	2,764
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		1,885	1,456
11.250% due 06/01/2017 ^		7,400	5,587
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		1,900	1,954
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		1,311	1,472
Forbes Energy Services Ltd.
9.000% due 06/15/2019		308	225
Ford Motor Co.
7.700% due 05/15/2097		7,830	10,126
9.980% due 02/15/2047		1,500	2,376
Gulfport Energy Corp.
6.625% due 05/01/2023		1,900	1,943
7.750% due 11/01/2020		600	636
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		1,890	1,791
Mallinckrodt International Finance S.A.
4.875% due 04/15/2020		300	306
5.500% due 04/15/2025		300	307
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		2,373	2,040
6.750% due 10/01/2023		744	644
Pertamina Persero PT
6.450% due 05/30/2044		6,233	6,669
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	1,400	1,368
5.700% due 04/05/2022		$5,200	4,940
5.739% due 04/03/2017		5,000	5,029

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.487% due 03/25/2031	GBP	1,000	$1,455
Sequa Corp.
7.000% due 12/15/2017		$5,480	3,822
Tembec Industries, Inc.
9.000% due 12/15/2019		1,900	1,943
Times Square Hotel Trust
8.528% due 08/01/2026		1,929	2,504
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022 (b)		1,300	1,319
8.750% due 02/01/2019		2,910	3,088
UCP, Inc.
8.500% due 10/21/2017		6,000	6,024
Westmoreland Coal Co.
8.750% due 01/01/2022		5,955	5,955
ZF North America Capital, Inc.
4.000% due 04/29/2020		800	809
4.500% due 04/29/2022		800	807
4.750% due 04/29/2025		800	806

			84,251

UTILITIES 6.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		1,100	1,198
FPL Energy Wind Funding LLC
6.876% due 06/27/2017		457	460
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		5,800	4,944
6.000% due 11/27/2023		2,900	2,697
Illinois Power Generating Co.
6.300% due 04/01/2020		6,400	6,096
7.000% due 04/15/2018		1,600	1,556
7.950% due 06/01/2032		500	484
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,200	9,697
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	450	481
3.151% due 03/17/2020		$270	254
4.875% due 03/17/2020		460	444
5.750% due 01/20/2020		230	230
6.250% due 12/14/2026	GBP	4,800	6,946
6.625% due 01/16/2034		100	140
6.750% due 01/27/2041		$2,300	2,133
7.875% due 03/15/2019		100	109
Red Oak Power LLC
8.540% due 11/30/2019		336	361
Rosneft Finance S.A.
7.875% due 03/13/2018		500	512

			38,742

Total Corporate Bonds & Notes (Cost $241,530)			253,814

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 7.6%

CALIFORNIA 1.7%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037	$1,220	$1,358
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	7,400	8,492

		9,850

ILLINOIS 2.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	12,700	13,628

NEBRASKA 2.9%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	14,000	16,567

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	785	602

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,790	3,298

Total Municipal Bonds & Notes (Cost $40,393)		43,945

U.S. GOVERNMENT AGENCIES 3.2%
Fannie Mae
3.000% due 02/25/2043 (a)	79,127	15,763
3.500% due 03/25/2042 - 01/25/2043 (a)	10,912	1,386
Freddie Mac
4.500% due 10/15/2042 (a)	7,502	1,410
Ginnie Mae
4.000% due 05/16/2042 (a)	1,650	234

Total U.S. Government Agencies (Cost $17,363)		18,793

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	21

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 42.0%
American Home Mortgage Assets Trust
0.411% due 09/25/2046 ^	$31	$1
Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^	7,288	6,596
6.000% due 01/25/2036 ^	202	173
6.000% due 07/25/2046 ^	1,852	1,541
Banc of America Funding Trust
6.000% due 03/25/2037 ^	4,122	3,549
6.000% due 07/25/2037 ^	562	471
Banc of America Mortgage Trust
5.500% due 11/25/2035	4,179	3,971
6.000% due 03/25/2037 ^	776	691
6.500% due 09/25/2033	342	354
BCAP LLC Trust
5.421% due 03/26/2037	1,774	593
12.378% due 07/26/2036	1,829	1,894
Bear Stearns Adjustable Rate Mortgage Trust
2.550% due 08/25/2035 ^	9,548	8,589
Bear Stearns ALT-A Trust
2.554% due 11/25/2036	5,354	3,664
2.745% due 08/25/2036 ^	1,413	1,065
2.746% due 09/25/2035 ^	1,287	1,060
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	2,196	2,064
Chase Mortgage Finance Trust
2.424% due 12/25/2035 ^	20	19
6.000% due 07/25/2037 ^	1,421	1,247
Citicorp Mortgage Securities Trust
6.000% due 06/25/2036	2,438	2,524
Citigroup Mortgage Loan Trust, Inc.
5.189% due 08/25/2035	1,171	1,160
5.328% due 09/25/2037 ^	5,449	4,912
5.370% due 04/25/2037 ^	572	506
CitiMortgage Alternative Loan Trust
5.750% due 05/25/2037 ^	7,243	6,276
6.000% due 01/25/2037 ^	4,671	4,023
6.000% due 06/25/2037 ^	3,977	3,548
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^	1,791	1,396
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	570	522
5.500% due 03/25/2036 ^	263	225
5.500% due 05/25/2036 ^	3,208	2,608
5.750% due 01/25/2035	703	717
5.750% due 02/25/2035	774	761
5.750% due 03/25/2037 ^	1,327	1,181
6.000% due 02/25/2035	1,782	1,860
6.000% due 04/25/2036	8,518	7,821
6.000% due 08/25/2036 ^	3,563	3,325
6.000% due 02/25/2037 ^	8,522	6,814
6.000% due 04/25/2037 ^	2,055	1,711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/25/2037 ^	$3,085	$2,554
6.000% due 07/25/2037 ^	672	688
6.250% due 12/25/2036 ^	2,342	1,958
6.500% due 08/25/2036 ^	816	671
Countrywide Home Loan Mortgage Pass-Through Trust
2.391% due 09/20/2036 ^	496	442
5.750% due 03/25/2037 ^	1,308	1,190
6.000% due 02/25/2037 ^	873	840
6.000% due 03/25/2037 ^	1,930	1,820
6.000% due 04/25/2037 ^	267	249
6.000% due 07/25/2037	8,017	6,865
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^	854	767
6.000% due 06/25/2037 ^	1,917	1,777
6.750% due 08/25/2036 ^	2,455	1,920
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^	8,430	7,047
GSR Mortgage Loan Trust
2.474% due 08/25/2034	1,131	1,065
4.965% due 11/25/2035	1,422	1,380
5.500% due 05/25/2036 ^	896	832
6.000% due 02/25/2036	5,366	4,653
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	4,070	2,756
Jefferies Resecuritization Trust
6.000% due 05/26/2036	17,858	14,732
JPMorgan Alternative Loan Trust
2.528% due 03/25/2037 ^	3,047	2,393
6.000% due 12/25/2035 ^	3,052	2,909
6.310% due 08/25/2036 ^	2,468	1,998
JPMorgan Mortgage Trust
2.478% due 01/25/2037 ^	1,340	1,194
2.534% due 04/25/2037	17	15
2.573% due 02/25/2036 ^	5,611	4,904
5.000% due 03/25/2037 ^	2,385	2,073
5.750% due 01/25/2036 ^	160	148
6.000% due 01/25/2036	4,120	3,717
6.000% due 08/25/2037 ^	390	354
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	1,525	1,239
6.000% due 07/25/2037 ^	457	418
MASTR Alternative Loan Trust
6.750% due 07/25/2036	2,898	2,222
Merrill Lynch Mortgage Investors Trust
2.752% due 03/25/2036 ^	1,125	772
Morgan Stanley Mortgage Loan Trust
4.931% due 05/25/2036 ^	4,276	3,396
6.000% due 02/25/2036 ^	3,539	3,505
Residential Accredit Loans, Inc. Trust
0.411% due 05/25/2037 ^	412	113
3.382% due 12/26/2034	3,968	3,390

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/25/2036 ^	$1,874	$1,575
6.000% due 08/25/2036 ^	620	526
6.000% due 09/25/2036 ^	2,898	2,081
6.000% due 12/25/2036 ^	3,785	3,131
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	1,197	1,261
Residential Asset Securitization Trust
6.000% due 02/25/2036	1,077	853
6.000% due 09/25/2036 ^	740	519
6.000% due 11/25/2036 ^	3,663	2,627
6.000% due 03/25/2037 ^	2,218	1,584
6.000% due 05/25/2037 ^	2,804	2,486
6.250% due 09/25/2037 ^	3,385	2,409
6.250% due 06/25/2046	2,559	2,174
Residential Funding Mortgage Securities, Inc. Trust
3.326% due 02/25/2037	2,860	2,291
6.000% due 01/25/2037 ^	1,326	1,219
6.250% due 08/25/2036 ^	1,689	1,542
6.500% due 03/25/2032	280	292
Sequoia Mortgage Trust
2.435% due 02/20/2047	637	558
4.942% due 07/20/2037 ^	1,273	1,154
Structured Adjustable Rate Mortgage Loan Trust
2.413% due 11/25/2036 ^	4,640	3,796
4.755% due 03/25/2037 ^	5,315	3,856
4.995% due 07/25/2035 ^	1,810	1,577
5.001% due 01/25/2036 ^	3,871	2,904
5.180% due 05/25/2036 ^	3,430	2,845
5.297% due 07/25/2036 ^	9,118	6,103
5.355% due 07/25/2036 ^	1,165	996
Suntrust Adjustable Rate Mortgage Loan Trust
2.567% due 02/25/2037 ^	652	570
2.727% due 04/25/2037 ^	1,185	1,007
WaMu Mortgage Pass-Through Certificates Trust
2.097% due 07/25/2037 ^	771	660
2.243% due 09/25/2036 ^	524	476
2.371% due 02/25/2037 ^	757	669
4.386% due 02/25/2037 ^	1,124	1,052
4.508% due 07/25/2037 ^	2,032	1,891
6.043% due 10/25/2036 ^	4,072	3,448
Washington Mutual Mortgage Pass-Through Certificates Trust
0.897% due 04/25/2047 ^	11	0
0.977% due 05/25/2047 ^	535	43
6.000% due 10/25/2035 ^	3,022	2,281
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037 ^	1,311	1,278
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036 ^	808	768
2.706% due 05/25/2036 ^	157	150
6.000% due 07/25/2037 ^	794	783

Total Mortgage-Backed Securities (Cost $230,919)		243,833

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 5.4%
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		$410	$340
Countrywide Asset-Backed Certificates
5.178% due 10/25/2046 ^		9,265	8,112
Fremont Home Loan Trust
1.111% due 06/25/2035 ^		6,000	4,247
Greenpoint Manufactured Housing
8.140% due 03/20/2030		1,838	1,889
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.341% due 07/25/2037		12,770	7,990
JPMorgan Mortgage Acquisition Trust
5.437% due 01/25/2037 ^		7,977	6,119
Mid-State Trust
6.340% due 10/15/2036		1,406	1,532
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		1,002	763
Residential Asset Mortgage Products Trust
1.269% due 12/25/2033		255	235

Total Asset-Backed Securities (Cost $30,767)			31,227

SOVEREIGN ISSUES 0.4%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	154
Republic of Greece Government Bond
3.000% due 02/24/2023		142	95
3.000% due 02/24/2024		142	94
3.000% due 02/24/2025		142	93
3.000% due 02/24/2026		142	89
3.000% due 02/24/2027		142	88
3.000% due 02/24/2028		142	87
3.000% due 02/24/2029		142	87
3.000% due 02/24/2030		142	86
3.000% due 02/24/2031		142	86
3.000% due 02/24/2032		142	87
3.000% due 02/24/2033		142	86
3.000% due 02/24/2034		142	86
3.000% due 02/24/2035		142	86
3.000% due 02/24/2036		142	87
3.000% due 02/24/2037		142	87
3.000% due 02/24/2038		142	86
3.000% due 02/24/2039		142	87
3.000% due 02/24/2040		142	87
3.000% due 02/24/2041		142	86
3.000% due 02/24/2042		142	86
3.800% due 08/08/2017	JPY	47,000	250
4.750% due 04/17/2019	EUR	400	331

Total Sovereign Issues (Cost $2,414)			2,491

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	23

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

FINANCIALS 0.0%
TIG TopCo Ltd. (f)	182,606	$241

Total Common Stocks (Cost $271)		241

PREFERRED SECURITIES 4.5%

BANKING & FINANCE 4.5%
Citigroup Capital
7.875% due 10/30/2040	120,000	3,107
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	15,300	19,072
GMAC Capital Trust
8.125% due 02/15/2040	144,400	3,795

Total Preferred Securities (Cost $26,209)		25,974

SHORT-TERM INSTRUMENTS 19.7%

REPURCHASE AGREEMENTS (g) 17.8%
		103,559

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.8%
Fannie Mae
0.076% due 05/01/2015	$1,300	1,300
0.081% due 05/01/2015	900	900

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Federal Home Loan Bank
0.076% due 05/06/2015	$800	$800
Freddie Mac
0.132% due 05/13/2015	500	500
0.142% due 05/14/2015	1,200	1,200

		4,700

U.S. TREASURY BILLS 1.1%
0.039% due 05/14/2015 - 10/08/2015 (d)(i)(k)	6,561	6,561

Total Short-Term Instruments (Cost $114,819)		114,820

Total Investments in Securities (Cost $707,873)		738,399

Total Investments 127.1% (Cost $707,873)		$738,399

Financial Derivative Instruments (h)(j) 0.3% (Cost or Premiums, net $(656))		1,691

Preferred Shares (29.1%)		(169,000)

Other Assets and Liabilities, net 1.7%		10,020

Net Assets Applicable to Common Shareholders 100.0%		$581,110

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG TopCo Ltd.	04/02/2015	$271	$241	0.04%

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.220%	04/30/2015	05/01/2015	$10,800	U.S. Treasury Bonds 3.750% due 11/15/2043	$(11,115)	$10,800	$10,800
RDR	0.210%	04/30/2015	05/01/2015	69,800	U.S. Treasury Notes 1.750% due 04/30/2022	(71,635)	69,800	69,801
SAL	0.220%	04/30/2015	05/01/2015	21,800	U.S. Treasury Notes 2.125% due 09/30/2021	(22,340)	21,800	21,800
SSB	0.000%	04/30/2015	05/01/2015	1,159	U.S. Treasury Notes 0.750% due 12/31/2017	(1,186)	1,159	1,159

Total Repurchase Agreements						$(106,276)	$103,559	$103,560

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(2.250%)	02/12/2015	02/12/2017	$	(3,679)	$(3,658)
MYI	(25.000%)	04/16/2015	12/31/2015	EUR	(68)	(77)
	(25.000%)	04/17/2015	12/31/2015		(11)	(12)
	(10.000%)	03/27/2015	03/27/2017		(67)	(75)
	(10.000%)	04/01/2015	12/31/2015		(50)	(56)
	(10.000%)	04/10/2015	12/31/2015		(21)	(24)

Total Reverse Repurchase Agreements						$(3,902)

(2)	The average amount of borrowings outstanding during the period ended April 30, 2015 was $1,764 at a weighted average interest rate of (2.397%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(3,658)	$0	$0	$(3,658)	$3,737	$79
MSC	10,800	0	0	0	10,800	(11,115)	(315)
MYI	0	(244)	0	0	(244)	267	23
RDR	69,801	0	0	0	69,801	(71,635)	(1,834)
SAL	21,800	0	0	0	21,800	(22,340)	(540)
SSB	1,159	0	0	0	1,159	(1,186)	(27)

Total Borrowings and Other Financing Transactions	$103,560	$(3,902)	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	25

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$25,200	$1,943	$2	$0	$(39)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/18/2019	$	165,800	$(5,097)	$(3,900)	$132	$0
Pay	3-Month USD-LIBOR	2.250%	12/17/2019		89,600	3,692	1,383	0	(76)
Receive	3-Month USD-LIBOR	3.750%	09/17/2043		209,000	(51,699)	(36,613)	734	0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044		199,700	44,515	51,030	0	(700)
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		22,800	(3,541)	(1,286)	79	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025	AUD	7,600	265	77	0	(44)

						$(11,865)	$10,691	$945	$(820)

Total Swap Agreements						$(9,922)	$10,693	$945	$(859)

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of April 30, 2015:

(i)	Securities with an aggregate market value of $2,535 and cash of $5,372 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$0	$945	$945	$ 0	$0	$ (859)	$ (859)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2015		BRL	11,701	$		3,724	$0	$(160)
	05/2015		GBP	2,789			4,137	0	(144)
	05/2015	$		3,909		BRL	11,701	0	(25)
	05/2015			1,245		GBP	840	44	0
	06/2015		EUR	33	$		45	8	0
	06/2015	$		3,691		BRL	11,701	155	0
	06/2016		EUR	93	$		127	22	0
	06/2016	$		5		EUR	4	0	(1)

BPS	06/2015		EUR	15	$		20	3	0

BRC	06/2015			19			26	5	0
	06/2016			17			23	4	0

CBK	05/2015			10,037			10,808	0	(462)
	05/2015		GBP	4,474			6,626	0	(242)
	05/2015		MXN	170			11	0	0
	06/2015		EUR	16			22	4	0
	06/2015		GBP	46			70	0	0
	06/2015	$		32		EUR	24	0	(5)

DUB	05/2015		BRL	63,967	$		20,615	0	(616)
	05/2015		GBP	1,769			2,631	0	(84)
	05/2015	$		21,368		BRL	63,967	0	(137)
	05/2015			19,579		GBP	12,786	48	0
	06/2015		GBP	12,786	$		19,575	0	(47)
	06/2015	$		20,430		BRL	63,967	592	0
	07/2015		BRL	38,865	$		14,326	1,676	0
	06/2016		EUR	10			14	2	0

FBF	05/2015	$		516		EUR	469	11	0
	06/2015		EUR	27	$		37	6	0
	07/2015		BRL	38,684			14,173	1,582	0

GLM	05/2015		EUR	418			450	0	(19)
	05/2015		GBP	79			115	0	(6)

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	27

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015	$		4,132		EUR	3,836	$176	$0
	06/2015			37			28	0	(6)

HUS	05/2015		EUR	5,574	$		6,122	0	(136)

JPM	05/2015		BRL	75,668			25,277	162	0
	05/2015		GBP	154			232	0	(4)
	05/2015		JPY	27,900			234	0	0
	05/2015	$		23,340		BRL	75,668	1,774	0
	05/2015			402		EUR	371	14	0
	06/2015		GBP	928	$		1,431	7	0
	07/2015	$		1,122		BRL	3,049	0	(130)

MSB	05/2015			12,407		EUR	11,353	341	0
	06/2015		EUR	11,376	$		12,442	6	(341)
	06/2016			24			33	6	0

NAB	06/2015			19			26	5	0
	06/2016			53			73	13	0

SCX	05/2015		GBP	4,361			6,450	0	(244)

UAG	06/2015		EUR	68			74	0	(2)
	06/2015	$		132		EUR	100	0	(20)

Total Forward Foreign Currency Contracts								$6,666	$(2,831)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	$ 2,400	$(247)	$(51)	$0	$(298)

GST	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	8,900	(912)	(193)	0	(1,105)
	Russia Government International Bond	1.000%	06/20/2020	4.096%	200	(27)	4	0	(23)

MYC	Novo Banco S.A.	5.000%	12/20/2015	2.991%	EUR 2,700	(42)	90	48	0

						$(1,228)	$(150)	$48	$(1,426)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	37,800	$32	$(393)	$0	$(361)
BPS	Pay	1-Year BRL-CDI	11.500%	01/04/2021		33,400	46	(365)	0	(319)
DUB	Pay	3-Month USD-LIBOR	2.000%	06/17/2020	$	182,400	386	292	678	0
FBF	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		33,000	70	53	123	0
GLM	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		41,000	87	66	153	0
MYC	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	42,200	37	(440)	0	(403)
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		57,700	(86)	(637)	0	(723)

							$572	$(1,424)	$954	$(1,806)

Total Swap Agreements							$(656)	$(1,574)	$1,002	$(3,232)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of April 30, 2015:

(k)	Securities with an aggregate market value of $4,026 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$229	$0	$0	$229	$(330)	$0	$(361)	$(691)	$(462)	$272	$(190)
BPS	3	0	0	3	0	0	(617)	(617)	(614)	665	51
BRC	9	0	0	9	0	0	0	0	9	0	9
CBK	4	0	0	4	(709)	0	0	(709)	(705)	673	(32)
DUB	2,318	0	678	2,996	(884)	0	0	(884)	2,112	(1,940)	172
FBF	1,599	0	123	1,722	0	0	0	0	1,722	(1,360)	362
GLM	176	0	153	329	(31)	0	0	(31)	298	(260)	38
GST	0	0	0	0	0	0	(1,128)	(1,128)	(1,128)	1,107	(21)
HUS	0	0	0	0	(136)	0	0	(136)	(136)	0	(136)
JPM	1,957	0	0	1,957	(134)	0	0	(134)	1,823	(2,444)	(621)
MSB	353	0	0	353	(341)	0	0	(341)	12	0	12
MYC	0	0	48	48	0	0	(403)	(403)	(355)	162	(193)
NAB	18	0	0	18	0	0	0	0	18	0	18
SCX	0	0	0	0	(244)	0	0	(244)	(244)	291	47
UAG	0	0	0	0	(22)	0	(723)	(745)	(745)	736	(9)

Total Over the Counter	$6,666	$0	$1,002	$7,668	$(2,831)	$0	$(3,232)	$(6,063)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	29

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$945	$945

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,666	$0	$6,666
Swap Agreements	0	48	0	0	954	1,002

	$0	$48	$0	$6,666	$954	$7,668

	$0	$48	$0	$6,666	$1,899	$8,613

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$39	$0	$0	$820	$859

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,831	$0	$2,831
Swap Agreements	0	1,426	0	0	1,806	3,232

	$0	$1,426	$0	$2,831	$1,806	$6,063

	$0	$1,465	$0	$2,831	$2,626	$6,922

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(95)	$0	$0	$897	$802

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(545)	$0	$(545)
Swap Agreements	0	190	0	0	799	989

	$0	$190	$0	$(545)	$799	$444

	$0	$95	$0	$(545)	$1,696	$1,246

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$(4,865)	$(4,863)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,784	$0	$2,784
Swap Agreements	0	(195)	0	0	(2,006)	(2,201)

	$0	$(195)	$0	$2,784	$(2,006)	$583

	$0	$(193)	$0	$2,784	$(6,871)	$(4,280)

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$3,261	$0	$3,261
Corporate Bonds & Notes
Banking & Finance	0	125,110	5,711	130,821
Industrials	0	76,755	7,496	84,251
Utilities	0	38,742	0	38,742
Municipal Bonds & Notes
California	0	9,850	0	9,850
Illinois	0	13,628	0	13,628
Nebraska	0	16,567	0	16,567
Virginia	0	602	0	602
West Virginia	0	3,298	0	3,298
U.S. Government Agencies	0	18,793	0	18,793
Mortgage-Backed Securities	0	243,833	0	243,833
Asset-Backed Securities	0	31,227	0	31,227
Sovereign Issues	0	2,491	0	2,491
Common Stocks
Financials	0	0	241	241
Preferred Securities
Banking & Finance	6,902	19,072	0	25,974
Short-Term Instruments
Repurchase Agreements	0	103,559	0	103,559
Short-Term Notes	0	4,700	0	4,700
U.S. Treasury Bills	0	6,561	0	6,561

Total Investments	$6,902	$718,049	$13,448	$738,399

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	945	0	945
Over the counter	0	7,668	0	7,668

	$0	$8,613	$0	$8,613

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(859)	0	(859)
Over the counter	0	(6,063)	0	(6,063)

	$0	$(6,922)	$0	$(6,922)

Totals	$6,902	$719,740	$13,448	$740,090

There were no significant transfers between Levels 1, 2, or 3 during the period ended April 30, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	31

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont’d)

(Unaudited)

April 30, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2015:

Category and Subcategory	Beginning Balance at 10/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,797	$0	$(58)	$1	$1	$(30)	$0	$0	$5,711	$(20)
Industrials	10,419	0	(2,930)	(11)	52	(34)	0	0	7,496	106
Utilities	2,625	0	(2,515)	(1)	47	(156)	0	0	0	0
Common Stocks
Financials	0	271	0	0	0	(30)	0	0	241	(30)

Totals	$18,841	$271	$(5,503)	$(11)	$100	$(250)	$0	$0	$13,448	$56

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,711	Benchmark Pricing	Base Price	115.50
Industrials	6,024	Benchmark Pricing	Base Price	100.00
	1,472	Third Party Vendor	Broker Quote	109.00-112.25
Common Stocks
Financials	241	Other Valuation Technique (2)	—	—

Total	$13,448

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques that are not considered significant to the Fund.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Opportunity Fund

(Unaudited)

April 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 166.7%

BANK LOAN OBLIGATIONS 6.0%
Clear Channel Communications, Inc.
6.928% due 01/30/2019		$4,600	$4,412
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		15,077	15,184
Essar Steel Algoma, Inc.
7.500% - 8.750% due 08/09/2019		439	402
Getty Images, Inc.
4.750% due 10/18/2019		1,189	1,035
OGX
TBD% - 10.000% due 04/10/2049		273	212
Sequa Corp.
5.250% due 06/19/2017		1,591	1,446
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		750	746

Total Bank Loan Obligations (Cost $23,657)			23,437

CORPORATE BONDS & NOTES 55.6%

BANKING & FINANCE 21.7%
AGFC Capital Trust
6.000% due 01/15/2067 (g)		2,300	1,771
American Express Co.
4.900% due 03/15/2020 (d)		500	494
Banco Continental SAECA
8.875% due 10/15/2017 (g)		3,900	4,090
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)(g)	EUR	2,100	2,739
Barclays Bank PLC
7.625% due 11/21/2022 (g)		$400	469
14.000% due 06/15/2019 (d)(g)	GBP	2,170	4,484
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	200	248
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$12,632	13,059
Cantor Fitzgerald LP
7.875% due 10/15/2019 (g)		3,400	3,716
Credit Suisse AG
6.500% due 08/08/2023 (g)		2,600	2,975
ERB Hellas PLC
4.250% due 06/26/2018	EUR	550	390
Exeter Finance Corp.
9.750% due 05/20/2019		$2,800	2,811

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jefferies Finance LLC
7.500% due 04/15/2021 (g)		$2,285	$2,255
Jefferies LoanCore LLC
6.875% due 06/01/2020 (g)		1,552	1,482
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (e)		3,851	3,669
8.500% due 08/08/2019 (e)		1,284	1,223
LBG Capital PLC
7.588% due 05/12/2020 (g)	GBP	1,500	2,412
7.869% due 08/25/2020		300	472
15.000% due 12/21/2019 (g)		3,343	7,287
15.000% due 12/21/2019	EUR	250	420
Navient Corp.
8.000% due 03/25/2020 (g)		$1,000	1,116
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021 (g)		3,746	3,975
Pinnacol Assurance
8.625% due 06/25/2034 (e)		2,900	3,070
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	500	507
5.717% due 06/16/2021 (g)		$1,700	1,636
6.125% due 02/07/2022 (g)		7,900	7,699
6.125% due 02/07/2022		600	585
TIG FinCo PLC
8.500% due 03/02/2020	GBP	431	692
8.750% due 04/02/2020		2,336	3,622
Toll Road Investors Partnership LP
0.000% due 02/15/2045		$14,631	3,036
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023 (g)		1,600	1,428
6.902% due 07/09/2020 (g)		1,000	968

			84,800

INDUSTRIALS 22.9%
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)		550	566
Armored Autogroup, Inc.
9.250% due 11/01/2018 (g)		3,410	3,593
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)(g)		3,601	2,971
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(g)		10,192	7,848
9.000% due 02/15/2020 ^		583	450
California Resources Corp.
6.000% due 11/15/2024 (g)		3,060	2,896
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (g)		1,300	1,337
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 (g)		853	950
8.048% due 05/01/2022 (g)		941	1,067

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	33

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		$200	$6
9.250% due 06/30/2020 ^		1,800	54
Crimson Merger Sub, Inc.
6.625% due 05/15/2022 (g)		3,600	3,204
CVS Pass-Through Trust
7.507% due 01/10/2032 (g)		2,652	3,420
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021 (g)		677	782
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (g)		1,500	1,466
Endo Finance LLC
5.375% due 01/15/2023		200	198
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	20	32
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (g)		$1,580	1,153
GCI, Inc.
6.750% due 06/01/2021 (g)		1,447	1,480
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^		958	12
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	606
iHeartCommunications, Inc.
9.000% due 03/01/2021 (g)		$3,790	3,648
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		4,391	4,160
Mallinckrodt International Finance S.A.
4.875% due 04/15/2020		200	204
5.500% due 04/15/2025		200	205
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (g)		1,902	1,921
Mongolian Mining Corp.
8.875% due 03/29/2017		280	216
Numericable SFR S.A.S.
4.875% due 05/15/2019 (g)		3,855	3,901
5.625% due 05/15/2024 (g)	EUR	1,100	1,309
6.000% due 05/15/2022 (g)		$500	512
OGX Austria GmbH
8.375% due 04/01/2022 ^		3,300	17
8.500% due 06/01/2018 ^		3,700	22
Perstorp Holding AB
8.750% due 05/15/2017 (g)		5,000	5,263
9.000% due 05/15/2017 (g)	EUR	1,600	1,895
Petroleos de Venezuela S.A.
6.000% due 11/15/2026		$130	55
Rockies Express Pipeline LLC
6.875% due 04/15/2040		213	234
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	100	98
5.700% due 04/05/2022		$400	380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.739% due 04/03/2017		$500	$503
7.487% due 03/25/2031	GBP	100	145
Sequa Corp.
7.000% due 12/15/2017 (g)		$1,920	1,339
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (g)		7,650	7,985
Teine Energy Ltd.
6.875% due 09/30/2022		800	798
Tembec Industries, Inc.
9.000% due 12/15/2019 (g)		1,800	1,841
Times Square Hotel Trust
8.528% due 08/01/2026 (g)		5,050	6,556
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019 (g)		5,538	5,877
UAL Pass-Through Trust
9.750% due 07/15/2018 (g)		1,425	1,564
10.400% due 05/01/2018 (g)		957	1,043
UCP, Inc.
8.500% due 10/21/2017		2,800	2,811
Unique Pub Finance Co. PLC
7.395% due 03/28/2024	GBP	500	795

			89,388

UTILITIES 11.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$100	109
8.700% due 08/07/2018 (g)		600	653
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	170
6.000% due 11/27/2023 (g)		1,350	1,255
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021 (g)		181	181
5.999% due 01/23/2021		200	199
6.510% due 03/07/2022 (g)		6,600	6,669
6.605% due 02/13/2018	EUR	100	118
7.288% due 08/16/2037 (g)		$1,454	1,489
8.625% due 04/28/2034 (g)		1,081	1,235
9.250% due 04/23/2019		100	111
Genesis Energy LP
5.625% due 06/15/2024 (g)		1,700	1,649
Illinois Power Generating Co.
6.300% due 04/01/2020 (g)		4,295	4,091
7.950% due 06/01/2032 (g)		4,033	3,902
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 (g)		4,250	3,976
Petrobras Global Finance BV
2.631% due 03/17/2017		100	97
5.750% due 01/20/2020		600	600
6.250% due 03/17/2024		100	100
6.250% due 12/14/2026	GBP	600	868
6.625% due 01/16/2034		200	280
7.875% due 03/15/2019 (g)		$9,700	10,578

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sierra Hamilton LLC
12.250% due 12/15/2018		$200	$149
Sprint Corp.
7.125% due 06/15/2024 (g)		4,562	4,437
7.875% due 09/15/2023 (g)		276	278

			43,194

Total Corporate Bonds & Notes (Cost $224,722)			217,382

CONVERTIBLE BONDS & NOTES 1.5%

BANKING & FINANCE 1.5%
SL Green Operating Partnership LP
3.000% due 10/15/2017		3,800	5,729

Total Convertible Bonds & Notes (Cost $3,789)			5,729

MUNICIPAL BONDS & NOTES 0.7%

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		200	200

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		2,780	2,419

Total Municipal Bonds & Notes (Cost $2,868)			2,619

U.S. GOVERNMENT AGENCIES 0.3%
Fannie Mae
4.000% due 11/01/2033 - 10/01/2040		78	84
Freddie Mac
0.877% due 10/25/2020 (a)(g)		28,974	984

Total U.S. Government Agencies (Cost $1,050)			1,068

MORTGAGE-BACKED SECURITIES 46.9%
Adjustable Rate Mortgage Trust
2.632% due 01/25/2036		269	235
Auburn Securities PLC
0.906% due 10/01/2041	GBP	274	414
Banc of America Alternative Loan Trust
16.541% due 09/25/2035 ^		$2,572	3,206
Banc of America Funding Trust
2.307% due 12/20/2036		233	235

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.631% due 03/20/2036 ^		$1,653	$1,441
2.735% due 12/20/2034		1,527	1,413
2.935% due 10/20/2046 ^		868	662
Banc of America Mortgage Trust
2.497% due 10/20/2046 ^		184	120
2.672% due 09/25/2034		254	251
5.750% due 08/25/2034 (g)		554	588
BCAP LLC Trust
1.878% due 11/26/2037 ^		321	322
5.035% due 03/26/2036		309	311
Bear Stearns Adjustable Rate Mortgage Trust
2.342% due 09/25/2034		145	136
2.584% due 08/25/2047 ^		573	463
2.623% due 10/25/2036 ^		1,613	1,408
2.682% due 09/25/2034		165	162
2.719% due 03/25/2035		707	690
4.888% due 06/25/2047 ^		477	431
Bear Stearns ALT-A Trust
0.501% due 06/25/2046 ^(g)		5,129	3,940
0.881% due 01/25/2035 (g)		1,202	1,173
2.453% due 09/25/2034		1,471	1,305
2.511% due 04/25/2035		491	388
2.512% due 11/25/2035		89	70
2.522% due 08/25/2036 ^		4,616	3,865
2.745% due 08/25/2036 ^		722	544
2.860% due 05/25/2035		772	702
3.024% due 05/25/2036 ^		1,239	962
3.606% due 09/25/2034		750	740
4.258% due 11/25/2036 ^		822	633
4.469% due 07/25/2035 ^		447	338
Bear Stearns Commercial Mortgage Securities Trust
6.000% due 11/11/2035 ^		395	398
Bluestone Securities PLC
0.783% due 06/09/2043	GBP	447	660
BRAD Resecuritization Trust
2.177% due 03/12/2021		$3,606	274
6.550% due 03/12/2021		674	657
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^		2,647	2,255
Celtic Residential Irish Mortgage Securitisation PLC
0.218% due 11/13/2047	EUR	625	667
Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^		$1,248	1,054
6.000% due 03/25/2037 ^		1,338	1,221
Citigroup Mortgage Loan Trust, Inc.
2.769% due 03/25/2037 ^(g)		2,090	1,646
5.500% due 11/25/2035 ^		1,028	914
Commercial Mortgage Trust
6.026% due 07/10/2046 (g)		2,170	2,421
Countrywide Alternative Loan Trust
0.376% due 12/20/2046		1,338	1,025
0.431% due 06/25/2037 ^		1,346	942

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	35

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.506% due 11/20/2035 (g)		$10,987	$9,024
0.531% due 05/25/2036 ^(g)		2,648	1,591
0.531% due 06/25/2036 ^(g)		2,336	1,589
5.500% due 10/25/2035 ^		553	524
5.500% due 12/25/2035 ^(g)		2,834	2,488
5.750% due 05/25/2036 ^		478	428
6.000% due 11/25/2035 ^		477	250
6.000% due 04/25/2036 ^		501	451
6.000% due 04/25/2037 ^(g)		891	663
6.000% due 05/25/2037 ^		1,883	1,581
6.000% due 05/25/2037 ^(g)		2,554	2,127
6.250% due 08/25/2037 ^		519	462
6.500% due 09/25/2032 ^		616	607
6.500% due 07/25/2035 ^		1,127	933
6.500% due 06/25/2036 ^		729	615
Countrywide Home Loan Mortgage Pass-Through Trust
0.501% due 03/25/2035		1,074	1,032
2.365% due 08/20/2035 ^		164	153
2.434% due 11/25/2035 ^(g)		4,013	3,421
2.540% due 06/20/2035		473	419
2.593% due 08/25/2034		97	86
2.641% due 09/25/2047 ^		1,279	1,128
2.889% due 03/25/2037 ^		1,564	1,287
5.500% due 08/25/2035 ^		162	155
Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032 (g)		2,043	2,201
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036 ^		588	359
Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.781% due 07/25/2036 ^		809	409
5.896% due 04/25/2036		675	532
6.500% due 05/25/2036 ^		558	378
Deutsche ALT-A Securities, Inc.
0.331% due 02/25/2047		899	642
Deutsche ALT-B Securities, Inc.
6.250% due 07/25/2036 ^		165	127
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033 (g)		310	324
Downey Savings & Loan Association Mortgage Loan Trust
0.361% due 04/19/2047 ^		661	235
EMF-NL BV
1.004% due 07/17/2041	EUR	800	812
2.254% due 10/17/2041		1,000	1,118
First Horizon Alternative Mortgage Securities Trust
2.210% due 05/25/2036 ^		$2,799	2,255
2.214% due 02/25/2036		294	235
2.227% due 11/25/2036 ^		2,040	1,528
2.264% due 08/25/2035 ^		338	96
6.250% due 11/25/2036 ^		174	141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.386% due 07/25/2037 ^		$210	$176
2.554% due 01/25/2037 ^(g)		1,583	1,383
5.500% due 08/25/2035		262	268
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)		48,930	185
GMAC Mortgage Corp. Loan Trust
2.919% due 06/25/2034		257	248
2.979% due 07/19/2035		141	134
3.277% due 06/25/2034		212	205
Greenpoint Mortgage Funding Trust
0.361% due 01/25/2037		1,641	1,260
GS Mortgage Securities Trust
1.626% due 08/10/2043 (a)		8,951	533
6.180% due 08/10/2043 (g)		2,100	2,320
GSR Mortgage Loan Trust
0.631% due 07/25/2037 ^		664	473
2.710% due 01/25/2036 ^(g)		2,225	2,075
2.815% due 12/25/2034		46	44
6.000% due 09/25/2034		176	177
HarborView Mortgage Loan Trust
0.371% due 02/19/2046 (g)		2,545	2,210
0.391% due 11/19/2036 (g)		4,882	3,676
0.741% due 06/19/2034		376	352
0.821% due 01/19/2035		383	340
2.602% due 08/19/2036 ^		382	282
4.450% due 06/19/2036 ^		1,669	1,181
HomeBanc Mortgage Trust
0.431% due 03/25/2035		558	502
IM Pastor Fondo de Titulizacion de Activos
0.165% due 03/22/2044	EUR	887	883
Impac CMB Trust
0.701% due 11/25/2035 ^		$475	393
IndyMac Mortgage Loan Trust
0.411% due 04/25/2035		287	252
0.981% due 08/25/2034		316	285
1.041% due 09/25/2034		613	567
2.105% due 06/25/2037 ^		481	368
2.579% due 12/25/2036 ^		2,138	1,874
2.690% due 05/25/2037 ^		1,759	1,381
4.570% due 05/25/2037 ^		79	11
4.617% due 11/25/2036 ^		1,639	1,485
JPMorgan Alternative Loan Trust
2.624% due 05/25/2036 ^		677	555
5.500% due 11/25/2036 ^		7	7
JPMorgan Commercial Mortgage-Backed Securities Trust
5.706% due 03/18/2051 (g)		4,000	4,285
JPMorgan Mortgage Trust
2.500% due 10/25/2036 ^		88	79
2.505% due 07/25/2035		197	196
2.613% due 05/25/2036 ^		1,239	1,109
3.014% due 06/25/2037 ^		468	427

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 11/25/2034 (g)		$3,542	$3,620
6.000% due 08/25/2037 ^		975	885
KGS Alpha SBA Trust
0.936% due 04/25/2038		2,338	105
Landmark Mortgage Securities PLC
0.245% due 06/17/2038	EUR	390	417
0.784% due 06/17/2038	GBP	1,022	1,501
Lehman Mortgage Trust
5.974% due 04/25/2036		$563	529
6.000% due 05/25/2037 ^(g)		2,435	2,385
MASTR Adjustable Rate Mortgages Trust
0.391% due 04/25/2046		1,277	973
0.877% due 01/25/2047 ^(g)		595	422
3.021% due 10/25/2034		1,066	945
Morgan Stanley Mortgage Loan Trust
2.543% due 07/25/2035 (g)		2,997	2,630
2.558% due 01/25/2035 ^		392	30
5.750% due 12/25/2035 ^		804	759
6.000% due 08/25/2037 ^		464	432
Prime Mortgage Trust
0.531% due 06/25/2036 ^		5,150	2,838
7.000% due 07/25/2034		246	249
RBSSP Resecuritization Trust
6.000% due 07/26/2037		9,796	7,465
Regal Trust
2.200% due 09/29/2031		27	25
Residential Accredit Loans, Inc. Trust
0.391% due 06/25/2037		2,794	2,123
5.500% due 04/25/2037		188	154
6.000% due 08/25/2035 ^		894	835
6.000% due 01/25/2037 ^		891	766
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		652	466
Residential Funding Mortgage Securities, Inc. Trust
5.786% due 07/27/2037 ^		457	398
6.000% due 06/25/2037 ^		789	698
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048 (g)		2,000	2,078
Salomon Brothers Mortgage Securities, Inc.
6.500% due 02/25/2029		397	403
Sequoia Mortgage Trust
2.696% due 01/20/2038 ^		537	455
Structured Adjustable Rate Mortgage Loan Trust
2.444% due 08/25/2034		39	38
4.525% due 11/25/2036 ^		1,181	1,079
5.001% due 01/25/2036 ^		1,811	1,359
Structured Asset Mortgage Investments Trust
0.391% due 08/25/2036 (g)		3,249	2,572
0.411% due 05/25/2045		235	208
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.393% due 01/25/2034		673	655

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Suntrust Adjustable Rate Mortgage Loan Trust
2.863% due 10/25/2037 ^	$507	$455
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	472	365
WaMu Commercial Mortgage Securities Trust
5.848% due 03/23/2045 (g)	5,000	5,194
WaMu Mortgage Pass-Through Certificates Trust
1.939% due 11/25/2036 ^	508	432
2.040% due 06/25/2037 ^(g)	2,438	2,164
2.057% due 03/25/2037 ^	842	718
2.154% due 03/25/2033	133	133
2.198% due 07/25/2046 (g)	2,795	2,530
2.254% due 07/25/2037 ^	1,919	1,721
2.280% due 02/25/2037 ^	1,359	1,178
2.321% due 07/25/2037 ^(g)	4,704	3,821
2.371% due 02/25/2037 ^	1,791	1,581
Washington Mutual Mortgage Pass-Through Certificates Trust
0.987% due 10/25/2046 ^	784	564
1.600% due 06/25/2033	67	65
5.500% due 07/25/2035 ^(g)	4,370	4,178
Wells Fargo Mortgage-Backed Securities Trust
0.681% due 07/25/2037 ^	533	455
2.495% due 09/25/2036 ^	1,187	1,112
2.604% due 04/25/2036 ^	138	136
2.616% due 09/25/2036 ^	48	45
2.617% due 10/25/2036 ^	49	45
5.500% due 01/25/2036 ^	28	10

Total Mortgage-Backed Securities (Cost $151,936)		183,268

ASSET-BACKED SECURITIES 44.1%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	227	137
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.906% due 05/25/2034	154	115
3.031% due 08/25/2032	1,523	1,441
Asset-Backed Funding Certificates Trust
0.331% due 10/25/2036 (g)	9,575	8,419
0.741% due 10/25/2033	167	149
0.841% due 03/25/2035	4,431	3,533
1.006% due 08/25/2033	1,226	1,189
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028 (g)	1,624	1,941
Bear Stearns Asset-Backed Securities Trust
0.628% due 09/25/2034	1,044	969
2.776% due 07/25/2036	839	596
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	3,624	2,096

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	37

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031	$1,146	$1,273
7.960% due 05/01/2031	1,858	1,432
7.970% due 05/01/2032	280	183
8.060% due 05/01/2031	3,179	2,113
9.163% due 03/01/2033	3,070	2,769
Conseco Financial Corp.
6.220% due 03/01/2030	172	183
6.330% due 11/01/2029	127	131
6.530% due 02/01/2031	1,564	1,584
7.050% due 01/15/2027	335	342
7.140% due 03/15/2028	469	496
7.240% due 06/15/2028	259	269
Countrywide Asset-Backed Certificates
0.321% due 05/25/2047 (g)	13,017	10,410
0.424% due 01/25/2037	15,575	12,134
0.521% due 12/25/2036 ^	949	658
0.741% due 08/25/2032	466	396
1.456% due 02/25/2035 (g)	3,750	3,347
Countrywide Asset-Backed Certificates Trust
0.331% due 03/25/2047	19	16
0.961% due 11/25/2034 (g)	528	512
1.156% due 02/25/2034	369	348
4.693% due 10/25/2035	83	83
Credit Suisse First Boston Mortgage Securities Corp.
1.231% due 02/25/2031	3,355	3,132
Credit-Based Asset Servicing and Securitization LLC
1.494% due 12/25/2035	1,377	1,084
First Franklin Mortgage Loan Trust
0.631% due 11/25/2036 (g)	10,000	8,336
0.781% due 07/25/2035 (g)	8,092	5,958
Greenpoint Manufactured Housing
8.300% due 10/15/2026	1,000	1,068
GSAA Home Equity Trust
5.772% due 11/25/2036 ^	2,792	1,697
Home Equity Asset Trust
2.581% due 10/25/2033	38	35
Home Equity Loan Trust
0.411% due 04/25/2037	13,115	8,852
0.521% due 04/25/2037	8,700	5,471
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.421% due 04/25/2047	18,750	11,755
0.501% due 04/25/2047 (g)	6,500	4,548
JPMorgan Mortgage Acquisition Trust
0.254% due 08/25/2036	10	5
0.371% due 03/25/2047	1,849	970
Lehman ABS Mortgage Loan Trust
0.271% due 06/25/2037	7,240	4,748
0.381% due 06/25/2037	5,729	3,807
Long Beach Mortgage Loan Trust
0.341% due 10/25/2036	1,169	580
2.656% due 03/25/2032	428	392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Asset-Backed Securities Trust
0.291% due 08/25/2036	$4,169	$2,215
5.233% due 11/25/2035	215	218
Merrill Lynch First Franklin Mortgage Loan Trust
0.421% due 05/25/2037 (g)	6,259	3,781
Merrill Lynch Mortgage Investors Trust
0.681% due 06/25/2036	1,712	1,623
Morgan Stanley Dean Witter Capital, Inc. Trust
1.606% due 02/25/2033	691	626
Morgan Stanley Home Equity Loan Trust
1.231% due 12/25/2034 (g)	4,445	3,822
NovaStar Mortgage Funding Trust
0.351% due 11/25/2036	1,683	797
Oakwood Mortgage Investors, Inc.
0.412% due 06/15/2032	27	24
Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^	29	28
Origen Manufactured Housing Contract Trust
7.650% due 03/15/2032	3,098	3,248
Ownit Mortgage Loan Trust
3.360% due 12/25/2036	2,893	1,817
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.056% due 10/25/2034	1,161	558
Residential Asset Mortgage Products Trust
1.299% due 08/25/2033	1,023	912
1.906% due 09/25/2034	3,239	2,205
4.020% due 04/25/2033	6	5
5.220% due 07/25/2034 ^	217	207
5.860% due 11/25/2033 (g)	1,365	1,470
Residential Asset Securities Corp. Trust
0.621% due 10/25/2035	3,526	2,557
4.470% due 03/25/2032	11	11
Saxon Asset Securities Trust
1.156% due 12/26/2034	738	579
Securitized Asset-Backed Receivables LLC Trust
0.411% due 02/25/2037 ^	454	259
0.856% due 01/25/2035	66	63
South Coast Funding Ltd.
0.531% due 01/06/2041	49,504	14,975
Structured Asset Investment Loan Trust
0.401% due 01/25/2036	7,490	5,696
Structured Asset Securities Corp. Mortgage Loan Trust
0.481% due 06/25/2035	637	563
Talon Funding Ltd.
0.755% due 06/05/2035	2,134	1,451
UCFC Home Equity Loan Trust
7.750% due 04/15/2030	741	743

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vanderbilt Acquisition Loan Trust
7.330% due 05/07/2032 (g)		$421	$457

Total Asset-Backed Securities (Cost $153,946)			172,612

SOVEREIGN ISSUES 0.6%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	175	135
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	62	18
10.000% due 01/01/2023		62	18
10.000% due 01/01/2025		1,100	313
Costa Rica Government International Bond
7.000% due 04/04/2044 (g)		$700	721
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	46,000	245
4.500% due 07/03/2017		40,000	215
4.750% due 04/17/2019	EUR	200	165
Russia Government International Bond
5.625% due 04/04/2042 (g)		$400	389
5.875% due 09/16/2043		200	198

Total Sovereign Issues (Cost $2,933)			2,417

		SHARES
COMMON STOCKS 0.2%

CONSUMER DISCRETIONARY 0.1%
Tribune Media Co. ‘A’		5,969	335
Tribune Publishing Co.		1,492	26

			361

FINANCIALS 0.1%
TIG TopCo Ltd. (e)		330,393	436

Total Common Stocks (Cost $830)			797

WARRANTS 0.0%

INDUSTRIALS 0.0%
Global Geophysical Services, Inc. - Exp. 05/01/2049		4,165	40

Total Warrants (Cost $40)			40

CONVERTIBLE PREFERRED SECURITIES 4.5%

BANKING & FINANCE 4.5%
Wells Fargo & Co. 7.500% (d)		14,500	17,675

Total Convertible Preferred Securities (Cost $9,203)			17,675

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
AgriBank FCB
6.875% due 01/01/2024 (d)	10,000	$1,046
Navient Corp. CPI Linked Security
1.911% due 03/15/2017	32,400	796
1.961% due 01/16/2018	8,500	205

Total Preferred Securities (Cost $1,460)		2,047

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS (f) 0.3%
		1,132

SHORT-TERM NOTES 2.2%
Fannie Mae
0.081% due 06/03/2015	$700	700
Federal Home Loan Bank
0.074% due 06/10/2015	500	500
0.081% due 07/17/2015 - 07/24/2015	1,400	1,400
0.083% due 07/24/2015	1,900	1,899
0.084% due 07/06/2015 - 07/22/2015	300	300
0.086% due 07/08/2015 - 07/17/2015	3,800	3,800

		8,599

U.S. TREASURY BILLS 3.3%
0.034% due 05/07/2015 - 09/17/2015 (c)(i)(k)	12,838	12,838

Total Short-Term Instruments (Cost $22,568)		22,569

Total Investments in Securities (Cost $599,002)		651,660

Total Investments 166.7% (Cost $599,002)		$651,660

Financial Derivative Instruments (h)(j) (1.1%) (Cost or Premiums, net $(15,880))		(4,308)

Other Assets and Liabilities, net (65.6%)		(256,313)

Net Assets Applicable to Common Shareholders 100.0%		$391,039

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	39

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC 8.500% due 08/07/2019	08/07/2014	$3,761	$3,669	0.94%
KGH Intermediate Holdco LLC 8.500% due 08/08/2019	08/07/2014	1,284	1,223	0.31%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	3,070	0.79%
TIG TopCo Ltd.	04/02/2015	490	436	0.11%

		$8,435	$8,398	2.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	04/30/2015	05/01/2015	$1,132	U.S. Treasury Notes 0.750% - 2.125% due 10/31/2017 - 01/31/2021	$(1,156)	$1,132	$1,132

Total Repurchase Agreements						$(1,156)	$1,132	$1,132

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(1.000%)	01/30/2015	01/28/2017	$	(1,101)	$(1,098)
	(0.750%)	04/24/2015	05/22/2015		(1,855)	(1,855)
	(0.350%)	11/19/2014	11/19/2016		(4,595)	(4,591)
	0.100%	01/22/2015	01/21/2017		(6,678)	(6,680)
	0.650%	02/26/2015	05/28/2015		(3,265)	(3,269)
	0.750%	02/17/2015	05/18/2015		(519)	(520)
	0.750%	02/26/2015	05/28/2015		(1,956)	(1,959)
	0.750%	03/06/2015	06/11/2015		(696)	(697)
	0.850%	02/03/2015	05/07/2015		(790)	(792)
	0.850%	04/06/2015	07/06/2015		(392)	(392)
	0.900%	02/06/2015	05/07/2015		(1,239)	(1,242)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	0.900%	02/10/2015	05/11/2015	$	(4,013)	$(4,021)
	0.900%	02/23/2015	05/27/2015		(1,180)	(1,182)
	0.900%	03/17/2015	06/18/2015		(1,774)	(1,776)
	0.900%	04/15/2015	07/15/2015		(969)	(969)
	1.357%	02/18/2015	05/19/2015		(2,037)	(2,043)
	1.608%	02/17/2015	05/18/2015		(2,843)	(2,852)
	1.611%	02/26/2015	05/28/2015		(3,682)	(3,693)
	1.617%	03/23/2015	06/25/2015		(5,587)	(5,597)
	1.617%	03/24/2015	06/25/2015		(4,149)	(4,156)
	1.621%	04/02/2015	07/02/2015		(3,140)	(3,144)
BOS	1.962%	01/07/2015	07/06/2015		(1,895)	(1,907)
BPG	1.630%	02/17/2015	08/17/2015		(1,533)	(1,538)
BRC	0.650%	02/13/2015	05/14/2015		(789)	(790)
	0.750%	01/30/2015	05/04/2015		(599)	(600)
	0.750%	02/17/2015	05/18/2015		(1,651)	(1,653)
	0.750%	03/12/2015	06/12/2015		(942)	(943)
	0.750%	05/04/2015	08/03/2015		(625)	(625)
	0.800%	04/13/2015	07/13/2015		(1,294)	(1,294)
	0.800%	04/14/2015	07/14/2015		(808)	(808)
	0.850%	04/06/2015	07/06/2015		(479)	(479)
CFR	0.750%	04/30/2015	06/30/2015	EUR	(977)	(1,097)
DEU	0.650%	02/17/2015	05/18/2015	$	(1,256)	(1,258)
	0.800%	02/03/2015	05/04/2015		(1,318)	(1,321)
	0.800%	02/18/2015	05/19/2015		(1,278)	(1,280)
	0.800%	02/23/2015	05/26/2015		(424)	(425)
	0.800%	03/04/2015	06/04/2015		(637)	(638)
	0.800%	03/10/2015	06/11/2015		(3,942)	(3,947)
	0.850%	04/28/2015	07/21/2015		(2,498)	(2,498)
	0.850%	05/04/2015	08/04/2015		(1,291)	(1,291)
JML	0.700%	04/21/2015	05/11/2015		(833)	(833)
	0.800%	02/03/2015	05/04/2015		(6,899)	(6,912)
	0.800%	02/06/2015	05/07/2015		(4,988)	(4,997)
	0.800%	05/04/2015	05/28/2015	EUR	(1,804)	(2,026)
	0.800%	05/04/2015	05/28/2015	$	(6,021)	(6,021)
	1.100%	04/15/2015	07/15/2015	GBP	(1,290)	(1,981)
JPS	1.015%	03/03/2015	06/04/2015	$	(1,999)	(2,002)
MSC	0.600%	04/06/2015	07/08/2015		(4,082)	(4,084)
	1.050%	02/13/2015	05/07/2015		(1,332)	(1,335)
	1.150%	03/18/2015	06/19/2015		(3,646)	(3,651)
RBC	0.810%	01/14/2015	07/14/2015		(458)	(459)
	0.810%	02/23/2015	07/14/2015		(3,482)	(3,487)
RDR	0.420%	02/10/2015	05/11/2015		(1,455)	(1,456)
	0.420%	02/26/2015	05/28/2015		(2,145)	(2,147)
	1.330%	12/04/2014	06/04/2015		(3,418)	(3,437)
	1.410%	04/24/2015	10/26/2015		(2,893)	(2,894)
RTA	0.860%	04/28/2015	10/28/2015		(1,372)	(1,372)
	1.359%	04/27/2015	10/28/2015		(4,897)	(4,898)
	1.626%	04/29/2015	05/02/2016		(7,316)	(7,317)
	1.628%	04/15/2015	04/15/2016		(6,593)	(6,598)
	1.631%	04/27/2015	04/25/2016		(4,812)	(4,813)
	1.640%	03/20/2015	03/21/2016		(4,570)	(4,579)
SAL	1.015%	03/09/2015	06/08/2015		(445)	(446)
	1.021%	03/16/2015	06/16/2015		(1,086)	(1,087)
	1.021%	04/02/2015	07/02/2015		(5,057)	(5,061)
SOG	0.630%	04/24/2015	05/27/2015		(1,201)	(1,201)
	0.650%	04/21/2015	05/21/2015		(1,453)	(1,453)
	0.650%	04/24/2015	05/27/2015		(1,533)	(1,533)
	0.670%	03/09/2015	05/22/2015		(1,304)	(1,305)
	0.670%	04/07/2015	05/15/2015		(3,529)	(3,531)

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	41

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	0.690%	02/11/2015	05/12/2015	$	(1,411)	$(1,413)
	0.690%	02/17/2015	05/19/2015		(2,043)	(2,046)
	0.690%	04/07/2015	05/12/2015		(962)	(962)
	0.690%	04/27/2015	05/12/2015		(1,329)	(1,329)
	0.700%	04/28/2015	07/28/2015		(1,008)	(1,008)
	0.730%	02/11/2015	05/12/2015		(2,859)	(2,864)
	0.730%	02/17/2015	05/18/2015		(783)	(784)
	0.750%	03/16/2015	06/16/2015		(1,947)	(1,949)
	0.750%	03/18/2015	06/16/2015		(5,229)	(5,234)
UBS	0.500%	04/27/2015	05/21/2015	EUR	(2,076)	(2,331)
	0.550%	03/03/2015	06/03/2015		(1,484)	(1,668)
	0.550%	04/08/2015	05/15/2015	$	(673)	(673)
	0.600%	04/28/2015	05/28/2015		(269)	(269)
	0.650%	11/12/2014	05/12/2015		(1,942)	(1,948)
	0.650%	02/25/2015	05/28/2015		(907)	(908)
	0.700%	02/20/2015	08/20/2015		(7,446)	(7,456)
	0.700%	04/29/2015	08/20/2015		(2,791)	(2,791)
	0.750%	11/24/2014	05/26/2015		(1,500)	(1,505)
	0.750%	02/02/2015	08/03/2015		(203)	(203)
	0.800%	03/23/2015	09/23/2015		(1,361)	(1,362)
	0.800%	04/21/2015	08/20/2015		(1,825)	(1,825)
	0.800%	04/24/2015	05/26/2015		(1,199)	(1,199)
	0.800%	04/27/2015	07/28/2015		(1,703)	(1,703)
	0.850%	02/02/2015	08/03/2015		(964)	(966)
	0.850%	03/09/2015	05/11/2015	GBP	(4,159)	(6,392)
	0.850%	03/23/2015	09/23/2015	$	(516)	(516)
	0.850%	04/16/2015	10/16/2015		(3,737)	(3,738)
	0.950%	04/16/2015	07/16/2015	GBP	(2,860)	(4,392)
	0.950%	04/16/2015	10/16/2015	$	(989)	(989)
	1.000%	04/16/2015	10/16/2015		(1,278)	(1,279)
	1.508%	02/02/2015	08/03/2015		(1,959)	(1,966)
	1.524%	10/31/2014	05/01/2015		(7,996)	(8,058)
	1.528%	05/01/2015	08/03/2015		(8,275)	(8,275)
	1.574%	04/16/2015	07/14/2015		(7,459)	(7,464)
	1.607%	02/03/2015	08/03/2015		(2,150)	(2,158)
	1.690%	03/23/2015	12/23/2015		(1,765)	(1,768)
	1.690%	03/24/2015	01/04/2016		(3,347)	(3,353)
	1.710%	03/24/2015	01/04/2016		(1,095)	(1,097)
	1.740%	03/24/2015	01/04/2016		(4,066)	(4,074)

Total Reverse Repurchase Agreements						$(269,751)

(2)	The average amount of borrowings outstanding during the period ended April 30, 2015 was $266,023 at a weighted average interest rate of 0.830%.

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of April 30, 2015:

(g)	Securities with an aggregate market value of $301,211 and cash of $91 have been pledged as collateral under the terms of the following master agreements as of April 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(52,528)	$0	$0	$ (52,528)	$ 64,768	$12,240
BOS	0	(1,907)	0	0	(1,907)	2,078	171
BPG	0	(1,538)	0	0	(1,538)	2,127	589
BRC	0	(7,192)	0	0	(7,192)	7,457	265
CFR	0	(1,097)	0	0	(1,097)	1,309	212
DEU	0	(12,658)	0	0	(12,658)	12,628	(30)
JML	0	(22,770)	0	0	(22,770)	16,851	(5,919)
JPS	0	(2,002)	0	0	(2,002)	2,201	199
MSC	0	(9,070)	0	0	(9,070)	10,341	1,271
RBC	0	(3,946)	0	0	(3,946)	4,466	520
RDR	0	(9,934)	0	0	(9,934)	11,866	1,932
RTA	0	(29,577)	0	0	(29,577)	34,906	5,329
SAL	0	(6,594)	0	0	(6,594)	7,897	1,303
SOG	0	(26,612)	0	0	(26,612)	28,052	1,440
SSB	1,132	0	0	0	1,132	(1,156)	(24)
UBS	0	(82,326)	0	0	(82,326)	88,907	6,581

Total Borrowings and Other Financing Transactions	$1,132	$(269,751)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	13,300	$ 1,370	$ 752	$0	$ (37)
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		5,600	(986)	(786)	40	0
Receive	3-Month USD-LIBOR	2.000%	06/18/2019		14,300	(440)	(453)	11	0
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		36,800	(1,997)	(1,033)	47	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		22,000	(6,113)	811	79	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025	AUD	5,200	182	53	0	(30)

						$ (7,984)	$ (656)	$177	$ (67)

Total Swap Agreements						$ (7,984)	$ (656)	$177	$ (67)

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	43

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of April 30, 2015:

(i)	Securities with an aggregate market value of $946 and cash of $2,669 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$177	$177	$0	$0	$ (67)	$ (67)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	05/2015		GBP	3,865	$		5,736	$0	$(196)

BOA	05/2015		BRL	23,366			7,435	0	(320)
	05/2015		JPY	82,500			690	0	(1)
	05/2015	$		7,805		BRL	23,366	0	(50)
	05/2015			1,847		GBP	1,246	66	0
	06/2015			7,370		BRL	23,366	309	0

BPS	05/2015			311		EUR	286	10	0

CBK	05/2015		CAD	202	$		160	0	(8)
	05/2015		EUR	102			110	0	(5)
	05/2015		GBP	1,424			2,111	0	(75)
	05/2015	$		2,240		EUR	2,070	84	0
	05/2015			1,174		GBP	787	34	0
	06/2015		AUD	52	$		42	0	0

DUB	05/2015		BRL	42,806			13,795	0	(412)
	05/2015	$		14,299		BRL	42,806	0	(92)
	05/2015			12,100		GBP	7,902	29	0
	06/2015		GBP	7,902	$		12,098	0	(29)
	06/2015	$		13,672		BRL	42,806	396	0
	07/2015		BRL	27,502	$		10,137	1,186	0

FBF	05/2015			16,345			5,460	35	0
	05/2015	$		5,102		BRL	16,345	323	0
	07/2015		BRL	27,320	$		10,009	1,117	0

GLM	05/2015			477			156	0	(2)
	05/2015		EUR	2,740			2,956	0	(121)
	05/2015		GBP	585			856	0	(42)
	05/2015	$		159		BRL	477	0	(1)
	05/2015			462		EUR	432	24	0

HUS	05/2015		EUR	6,475	$		7,113	0	(158)

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	05/2015		BRL	50,304	$		16,804	$108	$0
	05/2015	$		15,516		BRL	50,304	1,180	0
	07/2015		BRL	10,214	$		3,758	434	0

MSB	05/2015		EUR	188			202	0	(9)
	05/2015		GBP	72			106	0	(4)
	05/2015	$		7,341		EUR	6,717	202	0
	06/2015		EUR	6,717	$		7,343	0	(202)

SCX	05/2015		GBP	3,989			5,900	0	(223)

Total Forward Foreign Currency Contracts								$5,537	$(1,950)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2015 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Russia Government International Bond	1.000%	06/20/2024	4.130%	$	400	$(40)	$(36)	$0	$(76)

BRC	Abengoa S.A.	5.000%	12/20/2019	9.605%	EUR	900	(202)	35	0	(167)
	Gazprom SNR	1.900%	12/20/2017	5.351%	$	1,250	0	(69)	0	(69)
	JSC VTB Bank	2.340%	12/20/2017	6.475%		1,250	0	(88)	0	(88)
	Russia Government International Bond	1.000%	06/20/2019	4.037%		200	(12)	(6)	0	(18)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		400	(46)	(29)	0	(75)
	Russia Government International Bond	1.000%	09/20/2024	4.130%		300	(25)	(33)	0	(58)

CBK	Russia Government International Bond	1.000%	06/20/2019	4.037%		1,000	(62)	(28)	0	(90)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		500	(53)	(42)	0	(95)
	Russia Government International Bond	1.000%	09/20/2024	4.130%		300	(26)	(32)	0	(58)

FBF	TNK-NS BP Finance S.A.	3.150%	12/20/2017	6.444%		1,500	0	(58)	0	(58)

GST	Russia Government International Bond	1.000%	06/20/2019	4.037%		400	(25)	(11)	0	(36)
	Russia Government International Bond	1.000%	03/20/2020	4.083%		100	(19)	8	0	(11)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		200	(23)	(15)	0	(38)

HUS	Russia Government International Bond	1.000%	06/20/2019	4.037%		130	(5)	(6)	0	(11)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		130	(13)	(12)	0	(25)
	Russia Government International Bond	1.000%	09/20/2024	4.130%		69	(9)	(4)	0	(13)

JPM	Russia Government International Bond	1.000%	06/20/2024	4.130%		200	(18)	(19)	0	(37)

							$(578)	$(445)	$0	$(1,023)

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	45

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
RYL	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$18,967	$(11,146)	$7,258	$0	$(3,888)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	6,529	(3,232)	1,850	0	(1,382)

					$(14,378)	$9,108	$0	$(5,270)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL 200,000	$(916)	$(534)	$0	$(1,450)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021	91,000	(8)	(254)	0	(262)

						$(924)	$(788)	$0	$(1,712)

Total Swap Agreements						$(15,880)	$7,875	$0	$(8,005)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of April 30, 2015:

(k)	Securities with an aggregate market value of $7,770 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$0	$0	$0	$0	$(196)	$0	$0	$(196)	$(196)	$0	$(196)
BOA	375	0	0	375	(371)	0	(76)	(447)	(72)	0	(72)
BPS	10	0	0	10	0	0	0	0	10	0	10

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BRC	$0	$0	$0	$0	$0	$0	$(475)	$(475)	$(475)	$494	$19
CBK	118	0	0	118	(88)	0	(243)	(331)	(213)	402	189
DUB	1,611	0	0	1,611	(533)	0	0	(533)	1,078	(1,070)	8
FBF	1,475	0	0	1,475	0	0	(58)	(58)	1,417	(1,470)	(53)
GLM	24	0	0	24	(166)	0	0	(166)	(142)	0	(142)
GST	0	0	0	0	0	0	(85)	(85)	(85)	0	(85)
HUS	0	0	0	0	(158)	0	(1,761)	(1,919)	(1,919)	1,205	(714)
JPM	1,722	0	0	1,722	0	0	(37)	(37)	1,685	(1,739)	(54)
MSB	202	0	0	202	(215)	0	0	(215)	(13)	0	(13)
RYL	0	0	0	0	0	0	(5,270)	(5,270)	(5,270)	5,273	3
SCX	0	0	0	0	(223)	0	0	(223)	(223)	271	48

Total Over the Counter	$5,537	$0	$0	$5,537	$(1,950)	$0	$(8,005)	$(9,955)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$177	$177

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,537	$0	$5,537

	$0	$0	$0	$5,537	$177	$5,714

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$67	$67

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,950	$0	$1,950
Swap Agreements	0	6,293	0	0	1,712	8,005

	$0	$6,293	$0	$1,950	$1,712	$9,955

	$0	$6,293	$0	$1,950	$1,779	$10,022

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	47

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended April 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(12,650)	$(12,650)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,072	$0	$2,072
Swap Agreements	0	416	0	0	(170)	246

	$0	$416	$0	$2,072	$(170)	$2,318

	$0	$416	$0	$2,072	$(12,820)	$(10,332)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6,592	$6,592

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,418	$0	$1,418
Swap Agreements	0	(438)	(240)	0	(788)	(1,466)

	$0	$(438)	$(240)	$1,418	$(788)	$(48)

	$0	$(438)	$(240)	$1,418	$5,804	$6,544

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$22,077	$1,360	$23,437
Corporate Bonds & Notes
Banking & Finance	0	60,968	23,832	84,800
Industrials	0	81,159	8,229	89,388
Utilities	0	43,194	0	43,194
Convertible Bonds & Notes
Banking & Finance	0	5,729	0	5,729
Municipal Bonds & Notes
Iowa	0	200	0	200
West Virginia	0	2,419	0	2,419
U.S. Government Agencies	0	1,068	0	1,068
Mortgage-Backed Securities	0	182,232	1,036	183,268
Asset-Backed Securities	0	172,612	0	172,612
Sovereign Issues	0	2,417	0	2,417
Common Stocks
Consumer Discretionary	361	0	0	361
Financials	0	0	436	436
Warrants
Industrials	0	0	40	40
Convertible Preferred Securities
Banking & Finance	0	17,675	0	17,675

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

April 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Preferred Securities
Banking & Finance	$1,001	$1,046	$0	$2,047
Short-Term Instruments
Repurchase Agreements	0	1,132	0	1,132
Short-Term Notes	0	8,599	0	8,599
U.S. Treasury Bills	0	12,838	0	12,838

Total Investments	$1,362	$615,365	$34,933	$651,660

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	177	0	177
Over the counter	0	5,537	0	5,537

	$0	$5,714	$0	$5,714

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(67)	0	(67)
Over the counter	0	(9,955)	0	(9,955)

	$0	$(10,022)	$0	$(10,022)

Totals	$1,362	$611,057	$34,933	$647,352

There were no significant transfers between Levels 1 and 2 during the period ended April 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2015:

Category and Subcategory	Beginning Balance at 10/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$970	$442	$(1)	$(22)	$0	$(29)	$0	$0	$1,360	$(28)
Corporate Bonds & Notes
Banking & Finance	10,993	0	(64)	13	1	(170)	13,059	0	23,832	(169)
Industrials	9,340	12	(1,069)	10	75	(139)	0	0	8,229	1
Mortgage-Backed Securities	3,320	1,284	(3,643)	(5)	211	(131)	0	0	1,036	(29)
Asset-Backed Securities	1,439	0	(1,491)	0	54	(2)	0	0	0	0
Common Stocks
Financials	0	490	0	0	0	(54)	0	0	436	(54)
Warrants
Industrials	0	40	0	0	0	0	0	0	40	0

	$26,062	$2,268	$(6,268)	$(4)	$341	$(525)	$13,059	$0	$34,933	$(279)

Financial Derivative Instruments - Assets
Over the counter	991	0	(3,065)	0	0	2,074	0	0	0	0

Totals	$27,053	$2,268	$(9,333)	$(4)	$341	$1,549	$13,059	$0	$34,933	$(279)

See Accompanying Notes	SEMIANNUAL REPORT	APRIL 30, 2015	49

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

(Unaudited)

April 30, 2015

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$1,360	Third Party Vendor	Broker Quote	77.50-99.50
Corporate Bonds & Notes
Banking & Finance	23,832	Benchmark Pricing	Base Price	100.00-103.38
Industrials	2,823	Benchmark Pricing	Base Price	1.25-100.00
	5,406	Third Party Vendor	Broker Quote	109.00-115.50
Mortgage-Backed Securities	657	Benchmark Pricing	Base Price	97.75
	379	Other Valuation Technique (3)	—	—
Common Stocks
Financials	436	Other Valuation Technique (3)	—	—
Warrants
Industrials	40	Benchmark Pricing	Base Price	9.50

Total	$34,933

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques that are not considered significant to the Fund.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

April 30, 2015

1. ORGANIZATION

PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund, (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on October 17, 2001 and September 12, 2007, respectively, as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund are classified and managed as diversified funds. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	APRIL 30, 2015	51

Notes to Financial Statements (Cont.)

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see “Financial Derivative Instruments”). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions—Common Shares  The Funds intend to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for monthly distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal

52	PIMCO CLOSED-END FUNDS

(Unaudited)

April 30, 2015

period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed/(overdistributed) net investment income, accumulated undistributed/(overdistributed) net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

SEMIANNUAL REPORT	APRIL 30, 2015	53

Notes to Financial Statements (Cont.)

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of each Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Funds’ valuation policies, determine in good faith the fair market value of the Funds’ portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing,

54	PIMCO CLOSED-END FUNDS

(Unaudited)

April 30, 2015

the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

SEMIANNUAL REPORT	APRIL 30, 2015	55

Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

56	PIMCO CLOSED-END FUNDS

(Unaudited)

April 30, 2015

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

SEMIANNUAL REPORT	APRIL 30, 2015	57

Notes to Financial Statements (Cont.)

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.

In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders. A Fund may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of April 30, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous

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payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Funds may invest in various tranches of CMO bonds, including support bonds.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are

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generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at April 30, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions

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by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks). A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is

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recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of

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other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Credit default swaps on corporate or sovereign issues may be used to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the

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agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. If a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown

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over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund in a number of ways. Prior to entering into

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Notes to Financial Statements (Cont.)

transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to a Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, a Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to a Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain

68	PIMCO CLOSED-END FUNDS

(Unaudited)

April 30, 2015

provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker do not have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements (“PB Agreements”) may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The PB Agreements provide guidelines surrounding the rights and obligations of a Fund, and other events, including, but not limited to, margin, execution, and settlement. These PB Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market

SEMIANNUAL REPORT	APRIL 30, 2015	69

Notes to Financial Statements (Cont.)

value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

Management Fee  Pursuant to an Investment Management Agreement with PIMCO (the “Agreement”), subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.810% of PIMCO Corporate & Income Strategy Fund’s average daily net asset value, inclusive of daily net assets attributable to any preferred shares that may be outstanding and 1.055% of PIMCO Income Opportunity Fund’s total managed assets. For the PIMCO Income Opportunity Fund, total managed assets includes total assets of the Fund (including any assets attributable to any reverse repurchase agreements, borrowings and preferred shares of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowing).

Fund Expenses  Each Fund bears other expenses which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel

70	PIMCO CLOSED-END FUNDS

(Unaudited)

April 30, 2015

retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act (the “Independent Trustees”) also serves as a trustee of a number of other closed- end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM, an affiliate of PIMCO, serves as investment adviser.

Each Independent Trustee receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO- Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

9. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended April 30, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
PIMCO Corporate & Income Strategy Fund	$39,426	$44,528
PIMCO Income Opportunity Fund	7,756	48,263

SEMIANNUAL REPORT	APRIL 30, 2015	71

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended April 30, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Corporate & Income Strategy Fund	$0	$45,993	$180,869	$189,704
PIMCO Income Opportunity Fund	0	0	67,940	137,892

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are declared and paid annually.

For the six months ended April 30, 2015, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of April 30, 2015

PIMCO Corporate & Income Strategy Fund
Series M	1,352	0.180%	0.105%	0.120%
Series T	1,352	0.195%	0.105%	0.120%
Series W	1,352	0.195%	0.105%	0.120%
Series TH	1,352	0.180%	0.105%	0.120%
Series F	1,352	0.180%	0.105%	0.120%

72	PIMCO CLOSED-END FUNDS

(Unaudited)

April 30, 2015

The Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of the Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Fund have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates). The maximum rate is a function of short-term interest rates and is typically higher than the rate that would otherwise have been set through a successful auction. As of April 30, 2015, the current multiplier for calculating the maximum rate is 150%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of April 30, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	APRIL 30, 2015	73

Notes to Financial Statements (Cont.)

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of October 31, 2014, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Corporate & Income Strategy Fund	$12,405	$—
PIMCO Income Opportunity Fund	—	—

As of April 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Corporate & Income Strategy Fund	$707,873	$35,753	$(5,227)	$30,526
PIMCO Income Opportunity Fund	599,005	71,822	(19,167)	52,655

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On May 1, 2015, the following distributions were declared to common shareholders payable June 1, 2015 to shareholders of record on May 11, 2015:

PIMCO Corporate & Income Strategy Fund	$0.1125 per common share
PIMCO Income Opportunity Fund	$0.1900 per common share

On June 1, 2015, the following distributions were declared to common shareholders payable July 1, 2015 to shareholders of record on June 11, 2015:

PIMCO Corporate & Income Strategy Fund	$0.1125 per common share
PIMCO Income Opportunity Fund	$0.1900 per common share

There were no other subsequent events identified that require recognition or disclosure.

74	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GST	Goldman Sachs International	RDR	RBC Dain Rausher, Inc.
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RTA	Bank of New York Mellon Corp.
BPG	BNP Paribas Securities Corp.	JML	JP Morgan Securities Plc	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	JPY	Japanese Yen

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	TBD%	Interest rate to be determined when loan settles

SEMIANNUAL REPORT	APRIL 30, 2015	75

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

The Funds held their annual meetings of shareholders on April 30, 2015. Common/preferred shareholders voted as indicated below:

PIMCO Corporate & Income Strategy Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2016-2017 fiscal year	33,662,224	763,084
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	33,535,288	890,019
Re-election of Alan Rappaport — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	33,630,276	795,032
Re-election of Hans W. Kertess* — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	5,147	221

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson and John C. Maney continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee
†	Interested Trustee

PIMCO Income Opportunity Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2016-2017 fiscal year	12,865,579	335,855
Re-election of Hans W. Kertess — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	12,829,785	371,649
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	12,833,222	368,212
Re-election of Deborah A. DeCotis — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	12,891,211	310,223

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Bradford K. Gallagher, James A. Jacobson, Alan Rappaport and John C. Maney continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee
†	Interested Trustee

76	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective January 16, 2015, PIMCO Corporate & Income Strategy Fund amended an existing non-fundamental investment policy, such that the Fund (i) will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by Standard & Poor’s Financial Services, LLC (“S&P”) and Fitch, Inc. and Caa1 or lower by Moody’s Investors Services Inc. (“Moody’s”), or that are unrated but determined by PIMCO to be of comparable quality, and (ii) may invest without limitation in mortgage-related and other asset-backed securities regardless of rating. Prior to the amendment, the Fund (i) would usually attempt to maintain a portfolio with an average credit quality that is investment grade, rated at least Baa3 by Moody’s or BBB- by S&P or based, with respect to unrated securities, on comparable credit quality determinations made by PIMCO; (ii) within the investment grade spectrum, would tend to focus on corporate debt obligations rated in the lowest investment grade category (Baa by Moody’s or BBB by S&P); (iii) had the flexibility to invest up to 50% of its total assets in debt securities that are below investment grade quality, including unrated securities, with no exception for mortgage-related or other asset-backed securities; and (iv) would normally focus such investments in the highest non-investment grade category (rated Ba by Moody’s or BB by S&P).

Effective December 22, 2014, each Fund amended an existing non-fundamental investment policy, such that each Fund may now invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Prior to the amendment, PIMCO Corporate & Income Strategy Fund could invest up to 10% of its total assets in emerging market securities and PIMCO Income Opportunity Fund could invest up to 40% of its total assets in emerging market securities, and these limitations did not include an exception for investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity.

In addition, effective December 22, 2014, each Fund adopted a non-fundamental investment policy permitting each Fund to invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions described in each Fund’s prospectus, Statement of Additional Information or shareholder reports in effect from time to time.

The following risks are associated with the policies described above:

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of a Fund’s common shares or common share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to

SEMIANNUAL REPORT	APRIL 30, 2015	77

Investment Strategy Updates (Cont.)

service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on a Fund’s ability to dispose of a particular security. As a result, a Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent a Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.

A Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Under the policies, a Fund may invest in securities rated in the lower rating categories (Caa1 or lower by Moody’s or CCC or lower by either S&P or Fitch) or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. For these securities, the risks associated with below investment grade instruments are more pronounced. A Fund may also purchase defaulted or stressed securities, which involve heightened risks.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Due to their often complicated structures, various mortgage-related and asset-backed securities may be difficult to value and may constitute illiquid investments. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Investments in below investment grade and mortgage-related and other asset-backed securities may involve particularly high levels of risk.

Investments in emerging market countries pose a greater degree of risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund

78	PIMCO CLOSED-END FUNDS

(Unaudited)

from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Other heightened risks associated with emerging market investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities; (iv) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (v) less publicly available financial and other information regarding issuers; (vi) potential difficulties in enforcing contractual obligations; and (vii) higher rates of inflation, higher interest rates and other economic concerns.

Investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises (together “Foreign Government Securities”) can involve risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are heightened with respect to the Fund’s investments in Foreign Government Securities of emerging market countries.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

SEMIANNUAL REPORT	APRIL 30, 2015	79

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund.

CEF4009SAR_043015

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Strategy Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President

Date:	June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President

Date:	June 26, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer

Date:	June 26, 2015